Filed Pursuant to Rule 497(h)
Relating to Securities Act File No. 333-147121

PROSPECTUS	December 17, 2007

Highland Credit Strategies Fund
11,535,615 Common Shares
Issuable Upon Exercise of Rights to Subscribe for Such Shares

The Highland Credit Strategies Fund (the “Trust”) is issuing transferable rights (“Rights”) to its common shareholders of record (“Record Date Shareholders”) as of the close of business on December 21, 2007 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of 11,535,615 of the Trust’s common shares of beneficial interest (the “Offer”). Record Date Shareholders will receive one Right for each outstanding whole common share held on the Record Date. The Rights entitle their holders to purchase one new common share for every three Rights held (1-for-3). Record Date Shareholders who fully exercise their Rights will be entitled to subscribe for additional common shares of the Trust that may become available with respect to any unexercised Rights, subject to certain limitations and subject to allotment. The Trust’s outstanding common shares are listed and trade on the New York Stock Exchange (“NYSE”) under the symbol “HCF,” as will the common shares offered for subscription in the Offer. The Rights are transferable and will be admitted for trading on the NYSE under the symbol “HCF.RT” during the course of the Offer, which may afford non-subscribing Record Date Shareholders the opportunity to sell their Rights for cash value. See “The Offer” on page 33 of this prospectus for a complete discussion of the terms of the Offer. The subscription price (the “Subscription Price”) will be determined based upon a formula equal to 90% of the average of the last reported sale prices of the Trust’s common shares on the NYSE on the Expiration Date (as defined below) and the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 75% of the Trust’s net asset value per share on the Expiration Date, then the Subscription Price will be 75% of the Trust’s net asset value per common share on that day. The Offer will expire at 5:00 p.m., Eastern time, on January 18, 2008, unless extended as described in this prospectus.

The Trust’s net asset value per common share at the close of business on December 14, 2007 (the last trading date prior to the date of this prospectus on which the Trust determined its net asset value) was $18.41 and the last reported sale price of a common share on the NYSE on that day was $16.31.

Record Date Shareholders who do not fully exercise their Rights should expect that they will, upon completion of the Offer, own a smaller proportional interest in the Trust than they owned prior to the Offer. In addition, because the Subscription Price per common share may be less than the then current net asset value per common share, the completion of the Offer will likely result in an immediate dilution of the net asset value per common share for all existing shareholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of the common shares will be on the Expiration Date or what the Subscription Price will be. Such dilution could be substantial. If such dilution occurs, shareholders will experience a decrease in the net asset value per common share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution to Record Date Shareholders of transferable Rights, which may themselves have intrinsic value, will afford such shareholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. No assurance can be given that a market for the Rights will develop, or as to the value, if any, that the Rights will have. See “The Offer—Investment Considerations.”

If you have questions or need further information about the Offer, please write The Altman Group, the Trust’s information agent for the Offer, at 1200 Wall Street West, 3rd Fl., Lyndhurst, NJ 07071 or call (800) 370-1749.

Before buying the Trust’s common shares through the exercise of your Rights in the Offer, you should read the discussion of the material risks of investing in the Trust in “Principal risks of the Trust” beginning on page 63. Certain of these risks are summarized in “Prospectus summary—Principal Risks of the Trust” beginning on page 9.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total(1)

Estimated subscription price(2)	$14.68	$169,331,293

Estimated sales load(2)(3)	$(0.51)	$(5,926,596)

Estimated offering expenses	$(0.04)	$(440,000)

Estimated proceeds, after expenses, to the Trust(2)	$14.13	$162,964,697

(footnotes on inside front cover)

UBS Investment Bank

The Trust is a non-diversified closed-end management investment company, which was organized under the laws of Delaware on March 10, 2006. The Trust’s investment objectives are to provide both current income and capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. The Trust seeks to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations. Under normal market conditions, at least 80% of the Trust’s assets are invested in one or more of these principal investment categories. Subject only to this general guideline, Highland Capital Management, L.P., the Trust’s investment adviser (“Highland” or the “Investment Adviser”), has broad discretion to allocate the Trust’s assets among these investment categories and to change allocations as conditions warrant. Within the categories of obligations and securities in which the Trust invests, Highland employs various trading strategies, including capital structure arbitrage, pair trades and shorting. See “Portfolio Composition” for further description of these strategies. The Trust may also invest in these categories of obligations and securities through the use of derivatives. Highland has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Trust’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.” Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. Highland does not anticipate a high correlation between the performance of the Trust’s portfolio and the performance of the corporate bond and equity markets. The Trust’s investment objectives may be changed without shareholder approval. There can be no assurance that the Trust’s investment objectives will be achieved. See “The Trust’s Investments—Investment Objectives and Policies.

You should read this prospectus, which contains important information about the Trust, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated December 17, 2007, containing additional information about the Trust, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 91 of this prospectus. You may request a free copy of the Statement of Additional Information, request the Trust’s annual and semi-annual reports, request information about the Trust and make shareholder inquiries by calling 1-877-665-1287 or by writing to the Trust at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Trust) from the Commission’s Public Reference Room in Washington, D.C. by calling 1-202-942-8090. The Commission charges a fee for copies. The Trust’s annual and semi-annual reports are available, free of charge, on the Trust’s web site (http://www.highlandfunds.com). You can obtain the same information, free of charge, from the Commission’s web site (http://www.sec.gov).

The Trust’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(footnotes from front cover)

(1)	Assumes that all Rights are exercised at the estimated Subscription Price.

(2)	Estimated on the basis of 90% of the last reported sale price of a share of the Trust’s common shares on the NYSE on December 14, 2007.

(3)	UBS Securities LLC will act as dealer manager for the Offer (the “Dealer Manager”). The Trust has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.50% of the Subscription Price per common share for each common share issued pursuant to the exercise of Rights and the over-subscription privilege. The Dealer Manager will reallow to broker-dealers in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through The Depository Trust Company (“DTC”) on the Record Date. The fees and expenses of the Offer will be borne by the Trust and indirectly by all of its shareholders, including those who do not exercise their Rights. The Trust and Highland Capital Management, L.P., the Trust’s investment adviser, have each agreed to indemnify the Dealer Manager for or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the Dealer Manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the Dealer Manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of common shares. The Trust will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.

i

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Trust. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Principal Risks of the Trust.”

The Trust	Highland Credit Strategies Fund is a non-diversified, closed-end management investment company. The Trust commenced operations on June 29, 2006, following its initial public offering. Throughout this prospectus, Highland Credit Strategies Fund is referred to simply as the “Trust.” See “The Trust.”

Purpose of the Offer	The Board of Trustees of the Trust (the “Board”) and Highland Capital Management, L.P., the Trust’s investment adviser (“Highland” or the “Investment Adviser”), have determined that it would be in the best interests of the Trust and its shareholders to increase the assets of the Trust, in order to more fully take advantage of current and prospective investment opportunities that may enable the Trust to increase both overall investment yield on its investments and the opportunity for capital appreciation. Recent market events and investor sentiment has led to a meaningful correction across the debt markets, including markets in which the Trust invests, such as loans and high yield bonds. The Board and the Investment Adviser believe the current market environment offers the Trust compelling opportunities to deploy additional capital to take advantage of attractive investment opportunities and enhance the Trust’s future risk-adjusted returns.

The Board and the Investment Adviser also believe that increasing the Trust’s assets available for investment may enable the Trust to moderately improve the overall credit quality of its portfolio, enhance the Trust’s market liquidity, increase future dividend distributions and reduce the Trust’s expense ratio modestly, while achieving other net benefits to the Trust. The Board and the Investment Adviser believe that the Offer is currently the most effective way to raise additional assets for the Trust while offering shareholders the opportunity to buy additional common shares at a discounted price.

There is no assurance that the Offer will be successful. The completion of the Offer will likely result in an immediate dilution of the net asset value per common share for all existing shareholders, including those who fully exercise their rights. See “The Offer — Purpose of the Offer” on page 33.

Important Terms of the Offer	The Trust is issuing transferable rights (“Rights”) to its common shareholders of record (“Record Date Shareholders”) as of the close of business on December 21, 2007 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of 11,535,615 of the Trust’s common shares (the “Shares”) (the “Offer”). Record Date Shareholders will receive one Right for each whole common share of the Trust held on the Record Date. These Rights entitle the Record Date

Shareholders to purchase one new Share for every three Rights held (1-for-3). Fractional Shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price (defined below), for one full Share. Assuming the exercise of all Rights, the Offer will result in an approximately 33.3% increase in the Trust’s common shares outstanding. The Offer is not contingent upon any number of Rights being exercised. The subscription period commences on December 21, 2007 and ends at 5:00 p.m., Eastern time, on January 18, 2008, unless otherwise extended (the “Expiration Date”). See “The Offer—Important Terms of the Offer” on page 33.

The Trust expects to declare a monthly distribution in January 2008. Such distribution will not be payable with respect to Shares that are issued pursuant to the Offer after the record date for such dividend.

The Trust will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer and the expenses of Trust counsel and the Trust’s independent registered public accounting firm in connection with the Offer.

Subscription Price	The subscription price (the “Subscription Price”) will be determined based on a formula equal to 90% of the average of the last reported sale prices of the Trust’s common shares on the New York Stock Exchange (the “NYSE”) on the Expiration Date and the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 75% of the net asset value per common share on the Expiration Date, then the Subscription Price will be 75% of the Trust’s net asset value per common share on that day. See “The Offer—The Subscription Price” on page 34.

Over-Subscription Privilege	Record Date Shareholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. Investors who are not Record Date Shareholders, but who otherwise acquire Rights to purchase Shares pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. To the extent sufficient Shares are not available to honor all over-subscription requests, unsubscribed Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of common shares of the Trust they owned on the Record Date. See “The Offer—Over-Subscription Privilege” on page 35.

Sale and Transferability of Rights	The Rights will be admitted for trading on the NYSE under the symbol “HCF.RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. The Trust and UBS Securities LLC, the dealer manager of the Offer (“UBS” or the “Dealer Manager”), will use their best efforts to ensure that an adequate trading market for the Rights will exist, although there is no assurance that a market for the Rights will develop. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent (defined below).

Record Date Shareholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent by 5:00 p.m., Eastern time, January 16, 2008 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, two business days prior to the extended Expiration Date).

Alternatively, the Rights evidenced by a subscription certificate may be transferred until the Expiration Date in whole or in part by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. See “The Offer—Sale and Transferability of Rights” on page 35.

Method for Exercising Rights	Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders (except as described below under “Requirements for Foreign Shareholders”) or, if their common shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment at the estimated Subscription Price for the Shares. Completed subscription certificates and payments must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date at the offices of the Subscription Agent. Rights also may be exercised by contacting your broker, banker or trust company, who can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service by your broker, banker or trust company. See “The Offer—Method for Exercising Rights” on page 37 and “The Offer—Payment for Shares” on page 40.

Requirements for Foreign Shareholders	Subscription certificates will not be mailed to Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) (“Foreign Shareholders”). The Subscription Agent will send a letter via regular mail to Foreign Shareholders to notify them of the Offer. The Rights of Foreign Shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the Rights. If instructions have not been received by 5:00 p.m., Eastern time, on January 15, 2008, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Rights of Foreign Shareholders will be transferred by the Subscription Agent to the Dealer Manager, who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from sale of those Rights by or to the Dealer Manager will be remitted to these Foreign Shareholders.

Important Dates to Remember	Record Date:	December 21, 2007

	Subscription Period:	December 21, 2007 to January 18, 2008*

	Final Date Rights Will Trade on NYSE:	January 17, 2008*

	Expiration Date and Pricing Date:	January 18, 2008*

	Payment for Shares Due or Notices of Guarantees of Delivery Due:	January 18, 2008*

	Payment for Guarantees of Delivery Due:	January 24, 2008*

	Confirmation Mailed to Participants:	January 28, 2008*

	Final Payment for Shares Due:	February 11, 2008*†

* Unless the Offer is extended.

† See “The Offer—Payment for Shares” on page 40.

Distribution Arrangements	UBS will act as Dealer Manager for this Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Trust and the Investment Adviser, the Dealer Manager will provide financial structuring services and marketing assistance in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Trust has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the over-subscription privilege. The fees paid to the Dealer Manager and other expenses of the Offer will be borne by the Trust and indirectly by all of its shareholders, including those who do not exercise the Rights. The Dealer Manager will reallow a part of its fees to other broker-dealers who have assisted in soliciting the exercise of Rights. The Trust and the Investment Adviser have each agreed to indemnify the Dealer Manager for or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares it has acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with purchases and sales of Shares, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights and the sale of Shares. See “The Offer—Distribution Arrangements” on page 38.

Subscription Agent	The subscription agent for the Offer is The Colbent Corporation (the “Subscription Agent”).

Information Agent	The information agent for the Offer is The Altman Group (the “Information Agent”). If you have questions or need further information about the Offer, please write the Information Agent at 1200 Wall Street West, 3rd Fl., Lyndhurst, NJ 07071 or call (800) 370-1749.

Listing	The Trust’s outstanding common shares are listed and trade on the NYSE under the symbol “HCF,” as will the Shares offered for subscription in the Offer. The Rights are transferable and will be admitted for trading on the NYSE under the symbol “HCF.RT” during the course of the Offer.

Use of Proceeds	The net proceeds of the Offer will be invested in accordance with the Trust’s investment objectives and policies set forth below. Assuming current market conditions, the Trust estimates that the net proceeds of the Offer will be substantially invested in accordance with its investment objectives and policies within one to three months of the completion of the Offer. Pending such investment, it is anticipated that the proceeds of the Offer will be invested in short-term debt securities. The Trust does not expect to use any part of the proceeds to repay any of its outstanding debt under the Loan Agreement. Following the completion of the Offer, the Trust may increase the amount of leverage outstanding. See “Use of Leverage.”

Certain Effects of the Offer	The Investment Adviser will benefit from the Offer because the investment advisory fee is based on the Trust’s average weekly Managed Assets (as defined below). It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because it is not known how many Shares of the Trust will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Trust’s average weekly net asset value during 2008 is $18.41 per share (the net asset value per share on December 14, 2007) (iii) the Subscription Price is $14.68 per share (90% of the last reported sale price of the Trust’s common shares on December 14, 2007), and (iv) assuming, for purposes of this example, the Trust increases the amount of leverage outstanding while maintaining approximately the same percentage of total assets attributable to leverage, and after giving effect to Dealer Manager fees and other offering expenses, the Investment Adviser would receive additional advisory fees of approximately $2.2 million for the calendar year 2008 and would continue to receive additional advisory fees as a result of the Offer, based on the Trust’s average weekly Managed Assets attributable to the shares issued in the Offer, thereafter.

Investment Objectives and Policies	The Trust’s investment objectives are to provide both current income and capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. The Trust seeks to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations. Under normal market conditions, at least 80% of the Trust’s assets are invested in one or more of these principal investment categories. Subject only to this general guideline, Highland has broad discretion to allocate the Trust’s assets among these investment categories and to change allocations as conditions warrant. Within the categories of obligations and securities in which the Trust invests, Highland employs various trading strategies, including capital structure arbitrage, pair trades and shorting. See “Portfolio Composition” for further description of these strategies. The Trust may also invest in these categories of obligations and securities through the use of derivatives. A significant portion of the Trust’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.” Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. Highland does not anticipate a high correlation between the performance of the Trust’s portfolio and the performance of the corporate bond and equity markets. The Trust’s investment objectives may be changed without shareholder approval. There can be no assurance that the Trust’s investment objectives will be achieved. See “Investment Objectives and Policies.”

Investment Strategies	Under normal market conditions, the Trust invests across various markets in which the Investment Adviser holds significant investment experience: primarily the leveraged loan, high yield, structured products and stressed and distressed markets. Highland makes investment decisions based on quantitative analysis, which employs sophisticated, data-intensive models to drive the investment process. Highland has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus.

Highland uses trading strategies to exploit pricing inefficiencies across the credit markets, or debt markets, and within an individual issuer’s capital structure. Highland varies the Trust’s investments by strategy, industry, security type and credit market, but reserves the right to re-position the Trust’s portfolio among these criteria depending on market dynamics, and thus the Trust may experience high portfolio turnover. Highland manages interest rate, default, currency and systemic risks through a variety of trading methods and market tools, including derivative hedging instruments, as it deems appropriate.

This multi-strategy investment program allows Highland to assess what it considers to be the best opportunities across multiple markets and to adjust quickly the Trust’s trading strategies and market focus to changing conditions. The Investment Adviser focuses primarily on the U.S. marketplace, but may pursue opportunities in the non-U.S. credit or securities markets by investing up to 20% of the Trust’s assets in non-U.S. credit or securities market investments.

The Trust invests and trades in listed and unlisted, public and private, rated and unrated, debt and equity instruments and other obligations, including structured debt and equity instruments as well as financial derivatives. Investments may include investments in stressed and distressed positions, which may include publicly-traded debt and equity securities, obligations which were privately placed with banks, insurance companies and other lending institutions, trade claims, accounts receivable and any other form of obligation recognized as a claim in a bankruptcy or workout process.

As part of its investment program, the Trust may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Trust may also receive equity or equity-related securities in connection with a workout transaction or may invest directly in equity securities.

The Trust may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other derivative transactions for hedging purposes or to enhance total return. The Trust may also lend securities and engage in short sales of securities. In addition, the Trust may invest in the securities of companies whose capital structures are highly leveraged.

From time to time, the Investment Adviser may also invest a portion of the Trust’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Trust to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Trust assets may be invested in such obligations if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. From time to time cash balances in the Trust’s brokerage account may be placed in a money market fund. See “Investment Objectives and Policies—Investment Strategies.”

Use of Leverage	As provided in the Investment Company Act of 1940 (the “Investment Company Act”) and subject to certain exceptions, the Trust may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the sum of the amount of debt and preferred shares outstanding.

Thus, the Trust may use leverage in the form of borrowings in an amount up to 33 1/3% of the Trust’s total assets (including the proceeds of such leverage) and may use leverage in the form of preferred shares in an amount up to 50% of the Trust’s total assets (including the proceeds of such leverage). The total leverage of the Trust is currently expected to range between 20% and 50% of the Trust’s total assets. The Trust seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Adviser’s market outlook, where the rate of return, net of applicable Trust expenses, on the Trust’s portfolio investments purchased with leverage exceeds the costs associated with such leverage.

The Trust, as of November 30, 2007, is leveraged through borrowings from a credit facility in the amount of $227,000,000 or 26.17% of the Trust’s total assets (including the proceeds of such leverage). The Trust’s asset coverage ratio as of November 30, 2007 was 382.2%. See “Principal Risks of the Trust—Leverage Risk” for a brief description of the Trust’s credit agreement with The Bank of Nova Scotia.

Following the completion of the Offer, the Trust may increase the amount of leverage outstanding. The Trust may engage in additional borrowings and/or issue preferred shares in order to maintain the Trust’s desired leverage ratio. However, the Trust has no present intention to issue preferred shares within the next twelve months. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage were not used. Interest on borrowings (or dividends on preferred shares) may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Trust’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. So long as the rate of return, net of applicable Trust expenses, on the Trust’s portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Trust will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common shares. Conversely, if the Trust’s return on such assets is less than the cost of leverage and other Trust expenses, the return to the holders of the common shares will diminish. Where leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. The Trust’s leveraging strategy may not be successful. See “Principal Risks of the Trust—Leverage Risk.”

Principal Risks of the Trust	The following is a summary of the principal risks associated with an investment in the Trust’s common shares. Investors should also refer to “Principal Risks of the Trust” in this prospectus for a more detailed explanation of the risks associated with investing in the Trust’s common shares.

Investment and Market Discount Risk. An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their net asset value.

Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Trust’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust’s debt security holdings.

Prepayment Risk. If interest rates fall, the principal on bonds held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders. The Trust may invest in pools of mortgages or other assets issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

Risks of Investing in High-Yield Securities. A portion of the Trust’s investments will consist of investments that may generally be characterized as “high-yield securities” or “junk securities.” Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Trust may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

The Trust is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

High-yield securities purchased by the Trust are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Trust may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

Illiquidity of Investments. The investments made by the Trust may be very illiquid, and consequently, the Trust may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their fair value or the amount paid for such investments by the Trust. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Trust and other factors. Furthermore, the nature of the Trust’s investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. There is no limit on the amount of the Trust’s portfolio that can be invested in illiquid securities.

Risks of Investing in Senior Loans. Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Trust’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Trust’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Trust are likely to be below investment grade.

The Trust may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with either the terms of the loan agreement or any rights of setoff against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment trusts and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

Second Lien Loans Risk. Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other Secured Loans Risk. Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

Unsecured Loans Risk. Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers. The Trust is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Trust’s portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Trust may invest for purposes of control. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Trust. Second, a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Trust’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Trust’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Trust may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Trust invests, there is a potential risk of loss by the Trust of its entire investment in any particular investment.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Trust’s original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Adviser’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Trust and distributions by the Trust or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

The Investment Adviser on behalf of the Trust may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Trust does choose to join a committee, the Trust would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Trust would be successful in obtaining results most favorable to it in such proceedings, although the Trust may incur significant legal and other expenses in attempting to do so. As a result of participation by the Trust on such committees, the Trust may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Trust to liability to such other creditors who disagree with the Trust’s actions. Participation by the Trust on such committees may cause the Trust to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Trust an “insider” or an “underwriter” for purposes of the federal securities laws. Either circumstance will restrict the Trust’s ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

Insolvency Considerations with Respect to Issuers of Debt Obligations. Various laws enacted for the protection of creditors may apply to the debt obligations held by the Trust. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Trust) or from subsequent transferees of such payments (such as the investors in the Trust). To the extent that any such payments are recaptured from the Trust the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and, in any event, there can be no assurance as to whether any lending institution or other investor from which the Trust acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Trust.

Leverage Risk. The Trust currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings, the issuance of preferred shares, or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Trust. Insofar as the Trust continues to employ leverage in its investment operations, the Trust will be subject to substantial risks of loss.

The Trust currently leverages through borrowings from a credit facility. The Trust has entered into a revolving credit agreement with The Bank of Nova Scotia (“Scotia”) to borrow up to $300,000,000 (the “Loan Agreement”). Such borrowings constitute financial leverage. The Loan Agreement contains covenants that limit the Trust’s ability to, without the prior consent of Scotia: (i) pay dividends in certain circumstances, (ii) incur additional debt, (iii) change its investment objectives, policies and restrictions as set forth in the Trust’s prospectus in effect when the Loan Agreement became effective or (iv) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial part of its assets. For instance, the Trust agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Loan Agreement became effective. Furthermore, the Trust may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the Investment Company Act. Such restrictions shall apply only so long as the Loan Agreement remains in effect. Any senior security representing indebtedness, as defined in Section 18(g) of the Investment Company Act, must have asset coverage of at least 300%. Debt incurred under the Loan Agreement will be considered a senior security for this purpose.

In order to obtain and maintain the required ratings of loans made under the Loan Agreement or another credit facility, the Trust must comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P or the credit facility, respectively. The Trust does not anticipate that such guidelines will have a material adverse effect on the Trust’s common shareholders or its ability to achieve its investment objectives. Moody’s and S&P receive fees in connection with their ratings issuances.

Common Stock Risk. The Trust may have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have historically experienced significantly more volatility in those returns. Therefore, the Trust’s exposure to common stocks could result in worse performance than would be the case had the Trust been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of a common stock to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time

Small and Mid-Cap Securities Risk. The Trust may invest in companies with small or medium-sized capitalizations. Securities issued by small and medium-sized companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a small or medium company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Small and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small or medium-sized company’s security price than is the case for a larger company. In addition, small or medium-sized company securities may not be well known to the investing public.

Non-U.S. Securities Risk. The Trust may invest up to 20% of its total assets in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign currency exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) high and volatile rates of inflation; (x) fluctuating interest rates; (xi) less publicly available information; and (xii) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.

Emerging Markets Risk. The Trust may invest up to 20% of its total assets in securities of issuers based in emerging markets. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Trust, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency.

Investments in Unseasoned Companies. The Trust may invest in the securities of less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.

Initial Public Offerings Risk. The Trust may invest in shares of companies through initial public offerings (“IPOs”). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Trust. However, there is no assurance that the Trust will have access to profitable IPOs. The investment performance of the Trust during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Trust is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Securities Lending Risk. The Trust may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral provided by the borrower should the borrower of the securities fail financially while the loan is outstanding. Although the Trust generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Trust foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options)

would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of a call option written by the Trust would reduce the Trust’s capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Trust may write (sell) unlisted (“OTC” or “over-the-counter”) options. Options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid those securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

Index Option Risk. The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

Mortgage-Backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Trust’s mortgage-backed securities will result in an unforeseen loss of interest income to the Trust as the Trust may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

Derivatives Risk. The Trust may engage in derivative transactions for hedging and speculative purposes or to enhance total return, including options, futures, swaps, foreign currency transactions and forward foreign currency contracts, currency swaps or options on currency and currency futures (“Derivative Transactions”). Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The ability to successfully use Derivative Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Trust for investment purposes.

To the extent that the Trust purchases options pursuant to a hedging strategy, the Trust will be subject to the following additional risks. If a put or call option purchased by the Trust is not sold or exercised, the Trust will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Trust might be unable to exercise an option it had purchased. If the Trust were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Market Risk Generally. The profitability of a significant portion of the Trust’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the

Investment Adviser will be able to predict accurately these price and interest rate movements. With respect to certain investment strategies the Trust utilizes, there is a high degree of market risk.

Reinvestment Risk. The Trust reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Trust receives upon the maturity or sale of a portfolio security.

Timing Risk. Many agency, corporate and municipal bonds, and most mortgage-backed securities, contain a provision that allows the issuer to “call” all or part of the issue before the bond’s maturity date, often after five or ten years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, the Trust is exposed to reinvestment risk, i.e., the Trust may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Trust purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Trust is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock issued by the Trust would likely increase, which would tend to further reduce returns to common shareholders.

Arbitrage Risks. The Trust engages in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks, including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Investment Adviser will be able to hedge the Trust’s portfolio in the manner necessary to employ successfully the Trust’s strategy.

Short Sales Risk. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Trust to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Trust may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Trust might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Trust that are not made “against the box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Risks of Investing in Structured Finance Securities. A portion of the Trust’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Trust may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

Risks of Investing in Preferred Securities. There are special risks associated with investing in preferred securities, including:

➢ Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

➢ Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

➢ Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

➢ Limited Voting Rights.  Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Risks of Investing in Synthetic Securities. With respect to synthetic securities, the Trust will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Trust generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Trust will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Trust will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, an overabundance of synthetic securities with any one counterparty subjects the investment to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Adviser may not perform independent credit analyses of the counterparties or any entities guaranteeing such counterparties, individually or in the aggregate. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. There is no maximum amount of Trust’s assets that may be invested in synthetic securities.

Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Risks of Non-Diversification and Other Focused Strategies. While the Investment Adviser invests in a number of fixed-income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Trust’s portfolio, it is possible that a significant amount of the Trust’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries (but not to exceed 25% of the Trust’s total assets) would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Trust’s portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s portfolio were varied in its investments with respect to several investment strategies.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Adviser does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Risks of Investing in a Trust with Anti-Takeover Provisions. The Trust’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

Key Adviser Personnel Risk. The Trust’s ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Trust from achieving its investment objectives.

Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

Investment Adviser and Administrator	Highland is the investment adviser and administrator of the Trust. As of September 30, 2007, Highland managed approximately $38 billion in assets on behalf of investors around the world. In return for its advisory services, Highland receives an annual fee, payable monthly, in an amount equal to 1.00% of the average weekly value of the Trust’s Managed Assets. In return for its administrative services, Highland receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. Highland, at its own expense, has the authority to engage both a sub-adviser and a sub-administrator, each of which may be an affiliate of Highland. See “Management of the Trust—Investment Adviser” and “Management of the Trust—Administrator/Sub-Administrator.”

Potential Conflicts of Interest. The Trust currently employs investment leverage in the form of borrowings through a credit facility. If the Trust continues to employ leverage, the Investment Adviser will benefit because the Trust’s Managed Assets will increase with leverage. The Investment Adviser will also benefit to the extent that the Trust’s Managed Assets increase with reinvested collateral received on portfolio securities loaned. See “Management of the Trust—Investment Adviser.”

Summary of Trust expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in the Trust would bear, directly or indirectly, as a result of the Offer being fully subscribed and the receipt of net proceeds from the Offer of approximately $163 million.

	Percentage of
	Subscription Price

Shareholder Transaction Expenses
Sales load	3.50	%(1)
Offering expenses borne by holders of common shares	0.26	%(2)
Dividend reinvestment and cash purchase plan fees	None	(3)

	Percentage of Net Assets
	Attributable to Common Shares
	(assumes leverage through
	borrowings(6))

Annual Expenses
Management fees	1.63	%(4)
Other expenses	0.31	%(5)
Interest payments on borrowed funds	1.98%
Total annual expenses	3.92%

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in common shares of the Trust (including the total sales load of $35 and the other estimated costs of this offering to be borne by the Trust of $2.60), assuming (1) that the Offer is fully subscribed and the Trust receives net proceeds from the Offer of approximately $163 million, (2) that the Trust’s current net assets do not increase or decrease, (3) that the Trust borrows approximately $283 million under its credit facility, (3) that the Trust incurs total annual expenses of 3.92% of net assets attributable to common shares and (4) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$76	$153	$231	$436

(1)	The Dealer Manager will receive a fee for its financial structuring, marketing and soliciting services equal to 3.50% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager will reallow to broker-dealers in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through The Depository Trust Company (“DTC”) on the Record Date.

(2)	The fees and expenses of the Offer will be borne by the Trust and indirectly by all of its shareholders, including those who do not exercise their Rights.

(footnotes continued on following page)

Summary of Trust expenses

(3)	Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan Agent (as defined below) to sell common shares held in a dividend reinvestment account. Each participant in the Trust’s Dividend Reinvestment Plan will pay a pro rata share of brokerage commissions incurred when dividend reinvestment occurs in open-market purchases because the Trust will purchase its shares in the open market when the net asset value per common share is greater than the market value per common share.

(4)	Management fees are the investment advisory and administrative services fees paid to Highland which are computed based on Managed Assets. Such fees have been converted to net assets for purposes of the fee table presentation as follows: management fees, assuming no leverage, divided by (one minus the Trust’s leverage of 26.17% of the Trust’s total assets as of November 30, 2007).

(5)	“Other Expenses” includes costs associated with the Trust’s short sales on securities, including dividend and interest expenses associated with securities sold short. When a cash dividend is declared or interest in payable on a security for which the Trust holds a short position, the Trust incurs the obligation to pay an amount equal to that dividend or interest to the lender of the shorted security. Thus, the estimate for dividend and interest expenses paid is also based on the dividend yields or interest payments of securities that would be sold short as part of anticipated trading practices (which may involve avoiding dividend or interest expenses with respect to certain short sale transactions by closing out the position prior to the underlying issuer’s ex-dividend or ex-interest date). “Other Expenses” includes the dividend and interest expense that the Trust is expected to incur during the current fiscal year.

(6)	The Trust may use leverage through borrowings and/or preferred shares. However, the Trust has no present intention to issue preferred shares in the next twelve months.

Financial highlights

Except when noted, the information in this table is derived from the Trust’s financial statements audited by PricewaterhouseCoopers LLP, whose report on such financial statements is contained in the Trust’s 2006 Annual Report and incorporated by reference into the Statement of Additional Information.

	Six Months Ended		Period Ended
	June 30,		December 31,
Per Share Operating Performance	2007		2006(a)

	(unaudited)

Net Asset Value, Beginning of Period	$20.08		$19.06

Income from Investment Operations
Net investment income	0.84		0.71
Net realized and unrealized gain on investments	0.43		0.91
Total from investment operations applicable to common shareholders	1.27		1.62
Less Distributions Declared to Common Shareholders
From net investment income	(0.90)		(0.60)

Net Asset Value End of Period	$20.45		$20.08
Market Value, End of Period	$19.80		$21.16
Market Value Total Return(b)	6.65	%(c)	9.06	%(c)

Ratios to Average Net Assets/Supplemental Data
Common Share Information at End of Period:
Ratios based on average net assets
Net assets, end of period (in 000’s)	$705,903		$692,964
Net operating expenses	1.81%		1.53%
Interest expenses	2.07%		1.03%
Dividend income from short positions	0.16%		N/A
Net expenses	4.04%		2.56%
Net investment income	8.28%		7.64%
Ratios based on average Managed Assets
Net assets, end of period (in 000’s)	$705,903		$692,964
Net operating expenses	1.33%		1.31%
Interest expenses	1.52%		0.89%
Dividend income from short positions	0.11%		N/A
Net expenses	2.96%		2.20%
Net investment income	6.07%		6.33%
Portfolio turnover rate	52.49	%(c)	45.95	%(c)

(a)	The Trust commenced investment operations on June 29, 2006.

(b)	Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(c)	Not annualized.

The Offer

PURPOSE OF THE OFFER

The Board and the Investment Adviser have determined that it would be in the best interests of the Trust and its shareholders to increase the assets of the Trust, in order to more fully take advantage of current and prospective investment opportunities that may enable the Trust to increase both overall investment yield on its investments and the opportunity for capital appreciation. Recent market events and investor sentiment has led to a meaningful correction across the debt markets, including markets in which the Trust invests, such as loans and high yield bonds. The Board and the Investment Adviser believe the current market environment offers the Trust compelling opportunities to deploy additional capital to take advantage of attractive investment opportunities and enhance the Trust’s future risk-adjusted returns.

The Board and the Investment Adviser also believe that increasing the Trust’s assets available for investment may enable the Trust to moderately improve the overall credit quality of its portfolio, enhance the Trust’s market liquidity, increase future dividend distributions and reduce the Trust’s expense ratio modestly, while achieving other net benefits to the Trust. The Board and the Investment Adviser believe that the Offer is currently the most effective way to raise additional assets for the Trust while offering shareholders the opportunity to buy additional common shares at a discounted price.

There is no assurance that the Offer will be successful. The completion of the Offer will likely result in an immediate dilution of the net asset value per common share for all existing shareholders, including those who fully exercise their rights.

IMPORTANT TERMS OF THE OFFER

The Trust is issuing transferable rights (“Rights”) to its common shareholders of record (“Record Date Shareholders”) as of the close of business on December 21, 2007 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of 11,535,615 the Trust’s common shares (the “Shares”) (the “Offer”). Record Date Shareholders will receive one Right for each whole common share of the Trust held on the Record Date. These Rights entitle the Record Date Shareholders to purchase one new Share for every three Rights held (1-for-3). Fractional Shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price (defined below), for one full Share. Assuming the exercise of all Rights, the Offer will result in an approximately 33.3% increase in the Trust’s common shares outstanding.

Record Date Shareholders who exercise all of the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. Investors who are not shareholders on the Record Date, but who otherwise acquire Rights to purchase common shares pursuant to the Offer, are not entitled to subscribe for any common shares pursuant to the over-subscription privilege. See “Over-Subscription Privilege” below. The distribution to Record Date Shareholders of transferable Rights may afford non-participating Record Date Shareholders the opportunity to sell their Rights for some cash value, receipt of which may be viewed as partial compensation for any economic dilution of their interests resulting from the Offer.

The subscription period commences on December 21, 2007 and ends at 5:00 p.m., Eastern time, on January 18, 2008, unless otherwise extended (the “Expiration Date”).

The Offer

For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co., the nominee for the Depository Trust Company (“DTC”), or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede & Co. or such other depository or nominee on their behalf.

The Rights are transferable and will be admitted for trading on the NYSE under the symbol “HCF.RT” during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on January 17, 2008 (or if the Offer is extended, until the last business day prior to the extended Expiration Date). See “Sale and Transferability of Rights.” The Shares, once issued, will be listed on the NYSE under the symbol “HCF.” The Rights will be evidenced by subscription certificates which will be mailed to Record Date Shareholders, except as discussed below under “Requirements for Foreign Shareholders.”

Rights may be exercised by completing a subscription certificate and delivering it, together with payment of the estimated Subscription Price, to the Subscription Agent. A Rights holder will have no right to rescind a purchase after the Subscription Agent has received a completed subscription certificate together with payment for the Shares offered pursuant to the Offer, except as provided under “Notice of Net Asset Value Decline.” Rights holders who exercise their Rights will not know at the time of exercise the Subscription Price of the Shares being acquired and will be required initially to pay for both the Shares subscribed for during the subscription period and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $14.68 per Share. For a discussion of the method by which Rights may be exercised and Shares paid for, see “Method for Exercising Rights” and “Payment for Shares.”

The Board retained the Dealer Manager to provide the Trust with financial advisory, marketing and soliciting services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board considered, among other things, using a fixed-pricing versus a variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Trust and its existing shareholders if the Offer is not fully subscribed, the dilutive effects on the Trust and its existing shareholder of the Offer and the experience of the Dealer Manager in conducting rights offerings. The Board also considered that the Investment Adviser would benefit from the Offer because the investment advisory fee paid by the Trust to the Investment Adviser pursuant to the Investment Advisory Agreement is based on the Trust’s Managed Assets, which would increase as a result of the Offer. See “Certain Effects of the Offer” on page 43.

SUBSCRIPTION PRICE

The subscription price (the “Subscription Price”) will be determined based on a formula equal to 90% of the average of the last reported sale prices of the Trust’s common shares on the New York Stock Exchange (the “NYSE”) on the Expiration Date and the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 75% of the net asset value per common share on the Expiration Date, then the Subscription Price will be 75% of the Trust’s net asset value per common share on that day.

Because the Expiration Date of the subscription period will be January 18, 2008 (unless we extend the subscription period), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $14.68 per share. See “Payment for Shares.” Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for Shares by the Subscription Agent, except as provided

The Offer

under “Notice of Net Asset Value Decline.” The Trust does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed.

The Trust’s net asset value per common share at the close of business on December 14, 2007 (the last trading date prior to the date of this prospectus on which the Trust determined its net asset value) was $18.41 and the last reported sale price of a share on the NYSE on that day was $16.31.

OVER-SUBSCRIPTION PRIVILEGE

Record Date Shareholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. Investors who are not Record Date Shareholders, but who otherwise acquire Rights to purchase Shares pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. To the extent sufficient Shares are not available to honor all over-subscription requests, unsubscribed Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of common shares of the Trust they owned on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

Record Date Shareholders who are fully exercising their Rights during the subscription period should indicate, on the subscription certificate which they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to acquire pursuant to the over-subscription privilege.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full. Nominee holder over-subscription forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates.

The Trust will not offer or sell any Shares that are not subscribed for during the subscription period or pursuant to the over-subscription privilege.

The Trust has been advised that the Investment Adviser and one or more of the Trust’s trustees or officers may exercise all of the Rights initially issued to them and may request additional Shares pursuant to the over-subscription privilege. An exercise of the over-subscription privilege by such persons will increase their proportionate voting power and share of the Trust’s assets.

SALE AND TRANSFERABILITY OF RIGHTS

The Rights will be admitted for trading on the NYSE under the symbol “HCF.RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. The Trust and the Dealer Manager will use their best efforts to ensure that an adequate trading market for the Rights will exist, although there is no assurance that a market for the Rights will develop. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent (defined below).

Sales through the Subscription Agent and the Dealer Manager.  Record Date Shareholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the

The Offer

Subscription Agent by 5:00 p.m., Eastern time, on January 16, 2008 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, two business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase them or to use its best efforts to complete their sale, and the Subscription Agent will remit the proceeds of the sale to the selling shareholder. If the Rights are sold, sales of those Rights will be deemed to have been effected at the weighted average price received by the Dealer Manager on the day those Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then-current market price for the Rights. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of those nonclaiming shareholders until the proceeds are either claimed or revert to the State of Delaware. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any of those Rights, and neither the Trust nor the Dealer Manager have guaranteed any minimum sale price for the Rights. If a Record Date Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights issued to that shareholder pursuant to the Offer, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other Transfers.  The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the instructions accompanying the subscription certificate. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. If this occurs, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934 (the “Exchange Act”), subject to the standards and procedures adopted by the Trust.

Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither the Trust nor the Subscription Agent or the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Information Agent, Subscription Agent and Dealer Manager (which are expected to be paid from the proceeds of the Offer by the Trust), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or transfer of rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Trust, the Information Agent, the Subscription Agent or the Dealer Manager. Shareholders who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the shareholder will incur in connection with the transactions.

The Offer

The Trust anticipates that the Rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription may be effected through, the facilities of DTC or the Subscription Agent until 5:00 p.m., Eastern time, on the Expiration Date.

METHOD FOR EXERCISING RIGHTS

Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders (except as described under “Requirements for Foreign Shareholders” below) or, if a shareholder’s shares are held by Cede & Co. or any other depository or nominee on their behalf, to Cede & Co. or the other depository or nominee. Rights may be exercised by completing and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full at the estimated Subscription Price for the shares by the Expiration Date as described under “Payment For Shares.” Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee by the Expiration Date, delivery of payment and of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. Completed subscription certificates and payments must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date (unless delivery of subscription certificate and payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”) at the offices of the Subscription Agent at the addresses set forth above under “Subscription Agent.” Fractional Shares will not be issued upon exercise of Rights.

Shareholders Who are Record Owners.  Shareholders who are record owners can choose between either option set forth below under “Payment For Shares.” If time is of the essence, option (2) will permit delivery of the subscription certificate and payment after the Expiration Date.

Investors Whose Shares are Held by a Nominee.  Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth below under “Payment For Shares.”

Nominees.  Nominees, such as brokers, trustees or depositories for securities, who hold the Trust’s common shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain those beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described below under “Payment For Shares.”

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner on the Record Date, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by the beneficial owner and that the beneficial owner exercised all the Rights issued to it pursuant to the Offer.

REQUIREMENTS FOR FOREIGN SHAREHOLDERS

Subscription certificates will not be mailed to Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) (“Foreign Shareholders”). The Subscription Agent will send a letter via regular mail to Foreign Shareholders to notify them of the Offer. The Rights of Foreign Shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the Rights. If instructions have not been received by 5:00 p.m., Eastern time, on January 15,

The Offer

2008, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Rights of Foreign Shareholders will be transferred by the Subscription Agent to the Dealer Manager, who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from sale of those Rights by or to the Dealer Manager will be remitted to these Foreign Shareholders.

Important Dates to Remember

Record Date	December 21, 2007
Subscription Period	December 21, 2007 to January 18, 2008	*
Final Day Rights Will Trade on NYSE	January 17, 2008	*
Expiration Date and Pricing Date	January 18, 2008	*
Payment for Shares Due or Notices of Guarantees of Delivery Due	January 18, 2008	*
Payment for Guarantees of Delivery Due	January 24, 2008	*
Confirmation Mailed to Participants	January 28, 2008	*
Final Payment for Shares Due	February 11, 2008	*†

*	Unless the Offer is extended.

†	See “The Offer—Payment for Shares.”

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC will act as Dealer Manager for this Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Trust and the Investment Adviser, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Trust has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the over-subscription privilege. The fees paid to the Dealer Manager and other expenses of the Offer will be borne by the Trust and indirectly by all of its shareholders, including those who do not exercise the Rights.

The Dealer Manager will reallow a part of its fees to other broker-dealers who have assisted in soliciting the exercise of Rights. The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to 0.50% of the Subscription Price per share for each Share issued pursuant to exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

The Trust and the Investment Adviser have each agreed to indemnify the Dealer Manager for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Trust in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares acquired through purchasing and exercising Rights, at prices it sets. Although the Dealer Manager may

The Offer

realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial advisory, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of Rights.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Trust, the Investment Adviser and their affiliates.

The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

SUBSCRIPTION AGENT

The Colbent Corporation is the Subscription Agent for the Offer. The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $50,000, plus reimbursement for all out-of-pocket expenses related to the Offer. Questions regarding the subscription certificates should be directed by mail to The Colbent Corporation, Attn: Highland Credit Strategies Fund, P.O. Box 859208, Braintree, MA 02185-9208. Shareholders may also subscribe for the Offer by contacting their broker dealer, trust company, bank or other nominee.

Completed subscription certificates must be sent together with proper payment of the estimated Subscription Price for all Shares subscribed for in the primary subscription and the over-subscription privilege (for Record Date Shareholders) to the Subscription Agent by one of the methods described below. Alternatively, shareholders may arrange for their financial institutions to send notices of guaranteed delivery by facsimile to DTC to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at DTC. The Trust will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a notice of guaranteed delivery. See “Payment for Shares” below.

Subscription Certificate Delivery Method	Address/Number

By Notice of Guaranteed Delivery:	Contact your broker-dealer, trust company, bank, or other nominee to notify the Trust of your intent to exercise the Rights.
By First Class Mail Only: (No Overnight /Express Mail):	The Colbent Corporation Attn: Highland Credit Strategies Fund P.O. Box 859208 Braintree, MA 02185-9208
By Hand:	The Colbent Corporation Attn: Highland Credit Strategies Fund 161 Bay State Drive Braintree, MA 02184
By Express Mail or Overnight Courier:	The Colbent Corporation Attn: Highland Credit Strategies Fund 161 Bay State Drive Braintree, MA 02184

The Trust will honor only subscription certificates received by the Subscription Agent on or prior to the Expiration Date at one of the addresses listed above. Delivery to an address other than those listed above will not constitute good delivery.

The Offer

INFORMATION AGENT

The Information Agent for the Offer is The Altman Group. If you have questions or need further information about the Offer, please write the Information Agent at 1200 Wall Street West, 3rd Fl., Lyndhurst, NJ 07071 or call (800) 370-1749. Any questions or requests for assistance concerning the method of subscribing for Shares or additional copies of this prospectus or subscription certificates should be directed to the Information Agent. Shareholders may also contact their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee estimated to be approximately $18,000 for its services, plus reimbursement for all out-of-pocket expenses related to the Offer. The fees and expenses of the Information Agent are included in the fees and expenses of the Offer and therefore will be borne by the Trust and indirectly by all of its shareholders, including those who do not exercise their Rights.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., Eastern time, on January 18, 2008, unless the Trust extends the Expiration Date. Rights will expire on the Expiration Date and may not be exercised after this date. If the Trust extends the Expiration Date, the Trust will make an announcement as promptly as practicable. This announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Trust may choose to make this announcement, the Trust will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate this announcement other than by making a release to the Dow Jones News Service or any other means of public announcement as the Trust may deem proper.

PAYMENT FOR SHARES

Rights holders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

(1)  A Rights holder can send the subscription certificate together with payment for the Shares subscribed for during the subscription period and, if eligible, for any additional Shares subscribed for pursuant to the over-subscription privilege to the Subscription Agent based upon an estimated Subscription Price of $14.68 per Share. Subscription will be accepted when payment, together with the executed subscription certificate, is received by the Subscription Agent at one of the addresses set forth above; the payment and subscription certificate must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Trust (the interest from which will belong to the Trust) pending proration and distribution of Shares. A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank located in the United States, must be payable to “Highland Credit Strategies Fund” and must accompany a properly completed and executed subscription certificate for such subscription to be accepted.

(2)  Alternatively, a subscription will be accepted by the Subscription Agent if, by 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or NYSE member guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for during the subscription period and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and executed subscription certificate. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed subscription certificate and full payment for the

The Offer

Shares at the estimated Subscription Price are received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

On the confirmation date, which will be five business days following the Expiration Date, a confirmation will be sent by the Subscription Agent to each Rights holder exercising its Rights (or, if a Rights holder’s common shares are held by DTC or any other depository or nominee, to DTC and that other depository or nominee) showing (i) the number of Shares of the Trust acquired during the subscription period, (ii) the number of Shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per share and total purchase price for the Shares and (iv) any additional amount payable to the Trust by the Rights holder or any excess to be refunded by the Trust to the Rights holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Record Date Shareholder exercises its right to acquire Shares of the Trust pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the Record Date Shareholder will be applied by the Trust toward payment for Shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a Rights holder must be received by the Subscription Agent within ten business days after the confirmation date (February 11, 2008, unless the Expiration Date is extended). Any excess payment to be refunded by the Trust to a Rights holder will be mailed by the Subscription Agent to such Rights holder as promptly as practicable. All payments by a Rights holder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to “Highland Credit Strategies Fund.”

Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares subscribed for are contingent upon actual payment for such Shares.

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt of the completed subscription certificate together with payment for Shares by the Subscription Agent, except as described under “—Notice of Net Asset Value Decline” below.

If a Rights holder who acquires Shares during the subscription period or pursuant to the over-subscription privilege (for Record Date Shareholders) does not make payment of any amounts due by the Expiration Date or the date payment is due under a notice of guaranteed delivery, the Trust reserves the right to take any or all of the following actions through all appropriate means: (i) find other Record Date Shareholders for the subscribed and unpaid for Shares; (ii) apply any payment actually received by the Trust toward the purchase of the greatest whole number of Shares which could be acquired by the Rights holder upon exercise of such Rights acquired during the subscription period or pursuant to the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which the Trust may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of completed subscription certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of exercising Rights holders, but if sent by mail it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment by 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, exercising Rights holders are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Trust, which determinations will be final and binding. The Trust, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as the Trust determines in its sole discretion. The Trust will not be under any duty to

The Offer

give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE

The Trust has, pursuant to the SEC’s regulatory requirements, undertaken to suspend the Offer until the Trust amends this prospectus if subsequent to December 14, 2007, the effective date of the Trust’s registration statement, the Trust’s net asset value declines more than 10% from the Trust’s net asset value as of that date. In that event, the Expiration Date will be extended and the Trust will notify Record Date Shareholders of any such decline and permit Rights holders to cancel their exercise of Rights.

DELIVERY OF SHARE CERTIFICATES

Participants in the Trust’s dividend reinvestment plan (the “Plan”) will have any Shares acquired pursuant to the Offer credited to their shareholder dividend reinvestment accounts in the Plan. Shareholders whose shares are held of record by DTC or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any Shares acquired during the subscription period credited to the account of DTC or other depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated and share certificates representing these Shares will be sent directly to DTC or other depository or nominee. With respect to all other shareholders, share certificates for all Shares acquired pursuant to the Offer will be mailed promptly after payment for the shares subscribed for has cleared.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations in effect as of the date of the prospectus that are generally applicable to Record Date Shareholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Record Date Shareholders and exercising Rights holders should consult their tax advisors regarding the tax consequences, including U.S. federal, state, local or foreign tax consequences, relevant to their particular circumstances.

The value of a Right will not be includible in the income of a Record Date Shareholder at the time the Right is issued.

The basis of a Right issued to a Record Date Shareholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, such shareholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

The basis of a Right purchased in the market will generally be its purchase price.

The holding period of a Right issued to a Record Date Shareholder will include the holding period of the old share.

No loss will be recognized by a Record Date Shareholder if a Right distributed to such shareholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is

The Offer

exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of Rights issued to Record Date Shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

No gain or loss will be recognized by a shareholder upon the exercise of a Right, and the basis of any Share acquired upon exercise (the new Share) will equal the sum of the basis, if any, of the Right and the Subscription Price for the new Share. The holding period for the new share will begin on the date when the Right is exercised.

For more information relating to an investment in the Trust, see “Tax Matters” below and “Tax Matters” in the Statement of Additional Information.

EMPLOYEE PLAN CONSIDERATIONS

Shareholders whose shares are in employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to the employee retirement plan (other than rollover contributions or trustee-to-trustee transfers from other employee retirement plans) in order to exercise Rights would be treated as contributions to the employee retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of employee retirement plan qualified under Section 401(a) of the Code and certain other employee retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if Rights are sold or transferred by an employee retirement plan.

Employee retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an individual retirement account (“IRA”) is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, employee retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

CERTAIN EFFECTS OF THE OFFER

The Investment Adviser will benefit from the Offer because the investment advisory fee is based on the Trust’s average weekly Managed Assets. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because it is not known how many Shares of the Trust will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Trust’s average weekly net asset value during 2008 is $18.41 per share (the net asset value per share on December 14, 2007) (iii) the Subscription Price is $14.68 per share (90% of the last reported sale price of the Trust’s common shares on December 14, 2007), and (iv) assuming, for purposes of this example, the Trust increases the amount of leverage outstanding while maintaining approximately the same percentage of total assets attributable to leverage, and after giving effect to Dealer Manager fees and other offering expenses, the Investment Adviser would receive additional

The Offer

advisory fees of approximately $2.2 million for the calendar year 2008 and would continue to receive additional advisory fees as a result of the Offer, based on the Trust’s average weekly Managed Assets attributable to the shares issued in the Offer, thereafter.

INVESTMENT CONSIDERATIONS

Upon completion of the Offer, shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Trust than would be the case if the Offer had not been made. In addition, because the Subscription Price per Share will be less than the then Trust’s net asset value per share, the Offer will likely result in a dilution of the Trust’s net asset value per share for all shareholders, irrespective of whether they exercise all or any portion of their Rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the Subscription Price will be, what the net asset value per share will be at the Expiration Date or what proportion of Shares will be subscribed for, the dilution could be substantial. For example, assuming that all Rights are exercised, that the Trust’s net asset value on the Expiration Date is $18.41 per share (the net asset value per share on December 14, 2007), and that the Subscription Price is $14.68 per share (90% of the last reported sale price of the Trust’s common shares on December 14, 2007), the Trust’s net asset value per share on this date would be reduced by approximately $0.18 per share, after giving affect to Dealer Manager fees and other offering expenses, estimated at $6,366,596, payable by the Trust. Record Date Shareholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating shareholders the potential of receiving a cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests.

Use of proceeds

The Trust will invest the net proceeds of any sales of securities in accordance with the Trust’s investment objectives and policies as stated below. Assuming current market conditions, the Trust estimates that the net proceeds of the Offer will be substantially invested in accordance with its investment objectives and policies within one to three months of the completion of the Offer. Pending such investment, it is anticipated that the proceeds of the Offer will be invested in short-term debt securities. The Trust does not expect to use any part of the proceeds to repay any of its outstanding debt under the Loan Agreement. Following the completion of the Offer, the Trust may increase the amount of leverage outstanding. See “Use of Leverage.”

The Trust

The Trust is a non-diversified, closed-end management investment company. The Trust was organized as a Delaware statutory trust on March 10, 2006, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Trust commenced operations on June 29, 2006, following its initial public offering. The Trust’s principal office is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and its telephone number is (877) 665-1287.

Investment objectives and policies

INVESTMENT OBJECTIVES AND POLICIES

The Trust’s investment objectives are to provide both current income and capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. Highland will seek to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations. Under normal market conditions, at least 80% of the Trust’s assets are invested in one or more of these principal investment categories. Subject only to this general guideline, Highland has broad discretion to allocate the Trust’s assets among these investment categories and to change allocations as conditions warrant. In order to pursue most effectively its opportunistic investment strategy, the Trust will not maintain fixed duration, maturity or credit quality policies. The Trust may invest in debt obligations of any credit quality. The Trust may invest without limitation in securities and obligations of domestic issuers, but may invest only up to 20% of the assets in non-U.S. obligors or issuers.

Within the categories of obligations and securities in which the Trust invests, Highland also employs various trading strategies, including capital structure arbitrage, pair trades and shorting. See “Portfolio Composition” for further description of these strategies. The Trust may also invest in these categories of obligations and securities through the use of derivatives. A significant portion of the Trust’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.” Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. Highland does not anticipate a high correlation between the performance of the Trust’s portfolio and the performance of the corporate bond and equity markets.

The Trust’s investment objectives may be changed without shareholder approval. There can be no assurance that the Trust’s investment objectives will be achieved.

INVESTMENT STRATEGIES

Under normal market conditions, the Trust invests across various markets in which Highland holds significant investment experience: primarily the leveraged loan, high yield, structured products and stressed and distressed markets. Highland makes investment decisions based on quantitative analysis, which employs sophisticated, data-intensive models to drive the investment process. Highland has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus.

The Investment Adviser uses trading strategies to exploit pricing inefficiencies across the credit markets, or debt markets, and within an individual issuer’s capital structure. Highland varies its investments by strategy, industry, security type and credit market, but reserves the right to re-position its portfolio among these criteria depending on market dynamics, and thus the Trust may experience high portfolio turnover. The Investment Adviser manages interest rate, default, currency and systemic risks through a variety of trading methods and market tools, including derivative hedging instruments, as it deems appropriate. This multi-strategy investment program allows the Investment Adviser to assess what it considers to be the best opportunities across multiple markets and to adjust quickly the Trust’s trading strategies and market focus to changing conditions. The Investment Adviser focuses primarily on the U.S. marketplace, but may pursue opportunities in the non-U.S. credit or securities markets by investing up to 20% of the Trust’s assets in non-U.S. credit or securities market investments.

Investment objectives and policies

The Investment Adviser may select investments from a wide range of trading strategies and credit markets in order to vary the Trust’s investments and to optimize the risk-reward parameters of the Trust. Highland does not intend to invest the Trust’s assets according to pre-determined allocations. The investment team and other Highland personnel uses a wide range of resources to identify attractive individual investments and promising investment strategies for consideration in connection with investments by the Trust. The following is a description of the general types of securities in which the Trust may invest. This description is merely a summary, and the Investment Adviser has discretion to cause the Trust to invest in other types of securities and to follow other investment criteria and guidelines as described herein.

The Trust invests and trades in listed and unlisted, public and private, rated and unrated, debt and equity instruments and other obligations, including structured debt and equity instruments as well as financial derivatives. Investments may include investments in stressed and distressed positions, which may include publicly-traded debt and equity securities, obligations which were privately placed with banks, insurance companies and other lending institutions, trade claims, accounts receivable and any other form of obligation recognized as a claim in a bankruptcy or workout process. The Trust may invest in securities traded in foreign countries and denominated in foreign currencies.

As part of its investment program, the Trust may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Trust may also receive equity or equity-related securities in connection with a workout transaction or may invest directly in equity securities.

The Trust may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other derivative transactions for hedging purposes or to enhance total return. The Trust may also lend securities and engage in short sales of securities. The Trust is currently leveraged through the use of a credit facility and may continue to use leverage in the future through borrowings or the issuance of preferred shares. However, the Trust has no present intention to issue preferred shares within the next twelve months. In addition, the Trust may invest in the securities of companies whose capital structures are highly leveraged.

From time to time, the Investment Adviser may also invest a portion of the Trust’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Trust to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Trust assets may be invested in such obligations if the Investment Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic business or political conditions. From time to time cash balances in the Trust’s brokerage account may be placed in a money market fund.

For a more complete discussion of the Trust’s portfolio composition, see “Portfolio Composition” below.

Portfolio composition

The Trust’s portfolio will be composed principally of the following investments. Additional information relating to the Trust’s investment policies and restrictions and the Trust’s portfolio investments is contained in the Statement of Additional Information.

Senior Loans.  Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such a stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Trust’s performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.

Many loans in which the Trust invests, and the issuers of such loans, are not rated by a rating agency, not registered with the Commission or any state securities commission and not listed on any national securities exchange. The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Investment Adviser will consider, and may rely in part, on analyses performed by others. The Investment Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by the Trust may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody’s Investors Service, Inc. (“Moody’s”) or BB and below by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”)) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.” A description of the ratings of corporate bonds by Moody’s and S&P included as Appendix A to the Statement of Additional Information. Because senior loans are senior in a borrower’s capital structure and are often secured by specific collateral, the Investment Adviser believes that senior loans have more favorable loss recovery rates as compared to most other

Portfolio composition

types of below investment grade debt obligations. However, there can be no assurance that the Trust’s actual loss recovery experience will be consistent with the Investment Adviser’s prior experience or that the Trust’s senior loans will achieve any specific loss recovery rates.

No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale. The Trust is not limited in the percentage of its assets that may be invested in senior loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid senior loan, and cause a material decline in the Trust’s net asset value.

Senior loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Credit agreements may provide for the termination of the agent’s status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Trust and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Trust should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Trust would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Trust could experience a decrease in net asset value.

The Trust’s investments in senior loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When the Trust is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When the Trust acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Trust will act as lender, or purchase an assignment or participation, with respect to a senior loan only if the agent is determined by the Investment Adviser to be creditworthy.

When the Trust is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected.

When the Trust is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and

Portfolio composition

obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

The Trust may also invest in participations in senior loans. The rights of the Trust when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Trust in a lender’s portion of a senior loan typically means that the Trust has only a contractual relationship with the lender, not with the borrower. This means that the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

With a participation, the Trust will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through setoff against the borrower. In addition, the Trust may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Trust may be subject to delays, expenses and risks that are greater than those that exist when the Trust is the original lender or holds an assignment. This means the Trust must assume the credit risk of both the borrower and the lender selling the participation. The Trust will consider a purchase of participations only in those situations where the Investment Adviser considers the participating lender to be creditworthy.

In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against the Trust as a result of improper conduct of the lender selling the participation. A participation in a senior loan will be deemed to be a senior loan for the purposes of the Trust’s investment objectives and policies.

Investing in senior loans involves investment risk. Some borrowers default on their senior loan payments. The Trust attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of borrowers. The Trust also is subject to market, liquidity, interest rate and other risks. See “Principal Risks of the Trust.”

Second Lien Loans.  Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans, the Trust may purchase interests in second lien loans through assignments or participations.

Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. Because second lien loans are second in right of payment to one or more senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that

Portfolio composition

originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other Secured Loans.  Secured loans other than senior loans and second lien loans are made to public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans and second lien loans, the Trust may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to senior loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

Unsecured Loans.  Unsecured loans are loans made to public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, the Trust may purchase interests in unsecured loans through assignments or participations.

Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Portfolio composition

Investment Grade Securities.  The Trust may invest in a wide variety of bonds that are rated or determined by the Investment Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Other Fixed Income Securities.  The Trust also may purchase unsecured loans, other floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Trust invests are rated Ba or lower by Moody’s or BB or lower by S&P or are unrated but determined by the Investment Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk securities” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Trust may invest in fixed-income securities with a broad range of maturities.

The Trust may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stock on which the interest is payable-in-kind (PIK bonds). To the extent the Trust invests in such instruments, they will not contribute to the Trust’s goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Trust may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable

Portfolio composition

federal income tax treatment potentially available to regulated investment companies. The Trust may be required to sell securities to obtain cash needed for income distributions.

Non-Investment Grade Securities.  The Trust invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by Highland to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Trust may purchase securities rated as low as D or unrated securities deemed by Highland to be of comparable quality. When Highland believes it to be in the best interests of the Trust’s shareholders, the Trust will reduce its investment in lower grade securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust’s relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s and S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Highland also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on Highland’s credit analysis than would be the case when the Trust invests in rated securities.

Asset-Backed Securities.  The Trust may invest a portion of its assets in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional

Portfolio composition

ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Collateralized Loan Obligations and Bond Obligations.  The Trust may invest in certain asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

The Trust may also invest in collateralized bond obligations (“CBOs”), which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.

Distressed Debt.  The Trust is authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the

Portfolio composition

issuer or its affiliates, which may in turn be illiquid or speculative. The Trust may invest in securities of a company for purposes of gaining control.

Stressed Debt.  The Trust is authorized to invest in securities and other obligations of stressed issuers. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty.

Credit Default Swaps.  To the extent consistent with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Trust may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Trust may be either the buyer or seller in the transaction. If the Trust is a buyer and no event of default occurs, the Trust loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Trust receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swaps involve greater risks than if the Trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Trust will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Trust acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under “Principal Risks of the Trust—Leverage Risk” in this prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Senior Loan Based Derivatives.  The Trust may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Investment Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Trust may invest in a derivative instrument known as the Select Aggregate Market Index (“SAMI”), which provides investors with exposure to a reference basket of senior loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on

Portfolio composition

securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.

Credit-Linked Notes.  The Trust may invest in credit-linked notes (“CLNs”) for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Common Stocks.  The Trust may acquire an interest in common stocks in various ways, including upon the default of a senior loan secured by such common stock or by acquiring common stock for investment. The Trust may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a senior loan. Common stocks of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stocks and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Trust generally expects to focus primarily on the security’s dividend paying capacity rather than on its potential for capital appreciation.

Preferred Stocks.  The Trust may invest in preferred stocks. Preferred stocks are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Trust’s fixed income securities.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stocks are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stocks.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

Portfolio composition

Convertible Securities.  The Trust’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

Money Market Instruments.  Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

U.S. Government Securities.  U.S. government securities in which the Trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

Other Investment Companies.  The Trust may invest in the securities of other investment companies to the extent that such investments are consistent with the Trust’s investment objectives and principal investment strategies and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Trust may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Trust’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Trust or (iii) more than 5% of the Trust’s total assets would be invested in any one investment company. Other provisions of the Investment Company Act are less restrictive provided that the Trust is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

Portfolio composition

The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Trust.

Exchange Traded Funds.  Subject to the limitations on investment in other investment companies, the Trust may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Trust, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Trust’s own operations.

Zero Coupon Securities.  The securities in which the Trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Trust’s distribution obligations, in which case the Trust will forego the purchase of additional income producing assets with these funds.

Derivative Transactions.  In addition to the credit default swaps and senior loan bond derivatives discussed above the Trust may, but is not required to, use various Derivative Transactions described below to earn income, facilitate portfolio management and mitigate risks. Such Derivative Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser seeks to use the practices to further the Trust’s investment objectives, no assurance can be given that these practices will achieve this result. While the Trust reserves the ability to use these Derivative Transactions, the Investment Adviser does not anticipate that Derivative Transactions other than senior loan bond derivatives will initially be a significant part of the Trust’s investment approach. With changes in the market or the Investment Adviser’s strategy, it is possible that these instruments may be a more significant part of the Trust’s investment approach in the future.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust generally seeks to

Portfolio composition

use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Derivative Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Trust for investment purposes.

A more complete discussion of Derivative Transactions and their risks is contained in the Statement of Additional Information.

Swaps.  Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Trust intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract defaults, the Trust’s risk of loss will consist of the net amount of payments that the Trust is contractually entitled to receive. The net amount of the excess, if any, of the Trust’s obligations over its entitlements will be maintained in a segregated account by the Trust’s custodian. The Trust will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Trust may use interest rate swaps for risk management purposes and as a speculative investment.

Total Return Swaps.  Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Trust may use total return swaps for risk management purposes and as a speculative investment.

Portfolio composition

Currency Swaps.  Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Trust may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.

Short Sales.  The Trust intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Highland believes possess volatility characteristics similar to those being hedged. In addition, the Trust intends to use short sales for non-hedging purposes to pursue its investment objectives. Subject to the requirements of the Investment Company Act and the Code, the Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Trust exceeds 25% of the value of its total assets.

A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. When the Trust makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Trust may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stocks that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Trust expects normally to close its short sales against-the-box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Trust to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Trust reserves the right to utilize short sales, and currently intends to utilize short sales, Highland is under no obligation to utilize short sales at all.

Capital Structure Arbitrage.  Capital structure arbitrage typically involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer’s capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depository Receipt

Portfolio composition

counterparts). This strategy seeks to profit from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another.

Pair Trades.  Pair trades involve the establishment of a long position in one security and a short position in another security at the same time. A pair trade attempts to minimize the effect of larger market trends and emphasizes the performance of one security relative to another.

Repurchase Agreements.  The Trust may invest up to 33 1/3% of its assets in repurchase agreements. It may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are loans or arrangements under which the Trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Trust’s purchase price, with the difference being income to the Trust. Under the direction of the board of trustees, the Investment Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Trust. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Trust’s custodian in a segregated, safekeeping account for the benefit of the Trust. Repurchase agreements afford the Trust an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Trust has not perfected a security interest in the security, the Trust may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Trust would be at risk of losing some or all of the principal and interest involved in the transaction.

Lending of Assets.  The Trust may lend up to 33 1/3% of its assets. It may lend assets to registered broker-dealers or other institutional investors deemed by the Investment Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Trust continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Trust would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Trust will lend portfolio securities only to firms that have been approved in advance by the board of trustees, which will monitor the creditworthiness of any such firms.

Non-U.S. Securities.  The Trust may invest up to 20% of its total assets in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50%

Portfolio composition

or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Options.  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. If an option purchased by the Trust expires unexercised, the Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Trust desires. The Trust may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Trust will realize a capital gain or, if it is less, the Trust will realize a capital loss.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.  During the period in which the net proceeds of this offering of common shares are being invested, during periods in which Highland determines that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. Highland’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objectives.

Use of leverage

As provided in the Investment Company Act of 1940 (the “Investment Company Act”) and subject to certain exceptions, the Trust may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding.

Thus, the Trust may use leverage in the form of borrowings in an amount up to 33 1/3% of the Trust’s total assets (including the proceeds of such leverage) and may use leverage in the form of preferred shares in an amount up to 50% of the Trust’s total assets (including the proceeds of such leverage). The total leverage of the Trust is currently expected to range between 20% and 50% of the Trust’s total assets. The Trust seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Adviser’s market outlook, when the rate of return, net of applicable Trust expenses, on the Trust’s portfolio investments purchased with leverage exceeds the costs associated with such leverage.

The Trust, as of November 30, 2007, is leveraged through borrowings from a credit facility in the amount of $227,000,000 or 26.17% of the Trust’s total assets (including the proceeds of such leverage). The Trust’s asset coverage ratio as of November 30, 2007 was 382.2%. See “Principal Risks of the Trust—Leverage Risk” for a brief description of the Trust’s credit agreement with The Bank of Nova Scotia.

Following the completion of the Offer, the Trust may increase the amount of leverage outstanding. The Trust may engage in additional borrowings and/or issue preferred shares in order to maintain the Trust’s desired leverage ratio. However, the Trust has no present intention to issue preferred shares in the next twelve months. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage were not used. Interest on borrowings (or dividends on preferred shares) may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Trust’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. So long as the rate of return, net of applicable Trust expenses, on the Trust’s portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Trust will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common shares. Conversely, if the Trust’s return on such assets is less than the cost of leverage and other Trust expenses, the return to the holders of the common shares will diminish. Where leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. The Trust’s leveraging strategy may not be successful. See “Principal Risks of the Trust—Leverage Risk.”

Assuming the utilization of leverage in the amount of 26.17% of the Trust’s total assets and an annual interest rate of 5.58% payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Trust must earn (net of expenses) in order to cover such leverage is 1.98%. Actual costs of leverage may be higher or lower than that assumed in the previous example.

Use of leverage

The following table is designed to illustrate the effect on the return to a holder of the Trust’s common shares of leverage in the amount of approximately 26.17% of the Trust’s total assets, assuming hypothetical annual returns of the Trust’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding common share return assuming 26.17% leverage	(15.52)%	(8.75)%	(1.98)%	4.79%	11.57%

Principal risks of the Trust

INVESTMENT AND MARKET DISCOUNT RISK

An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Trust’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. Common shares are designed for long-term investors and should not be treated as trading vehicles.

INTEREST RATE RISK

Interest rate risk is the risk that debt securities, and the Trust’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust’s debt security holdings.

PREPAYMENT RISK

If interest rates fall, the principal on bonds held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders. The Trust may invest in pools of mortgages or other assets issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

RISKS OF INVESTING IN HIGH-YIELD SECURITIES

A portion of the Trust’s investments will consist of investments that may generally be characterized as “high-yield securities” or “junk securities.” Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic

Principal risks of the Trust

conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Trust may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

The Trust is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

High-yield securities purchased by the Trust are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Trust may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

ILLIQUIDITY OF INVESTMENTS

The investments made by the Trust may be very illiquid, and consequently, the Trust may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their fair value or the amount paid for such investments by the Trust. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Trust and other factors. Furthermore, the nature of the Trust’s investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. There is no limit on the amount of the Trust’s portfolio that can be invested in illiquid securities.

RISKS OF INVESTING IN SENIOR LOANS

Senior loans are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Trust’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Trust’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or

Principal risks of the Trust

financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Trust are likely to be below investment grade. For a discussion of the risks associated with below investment grade investments, see “Risks of Investing in High Yield Securities” below.

The Trust may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with neither the terms of the loan agreement nor any rights of setoff against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

SECOND LIEN LOANS RISK

Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

OTHER SECURED LOANS RISK

Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the

Principal risks of the Trust

borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

UNSECURED LOANS RISK

Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

RISKS OF INVESTING IN OBLIGATIONS OF STRESSED, DISTRESSED AND BANKRUPT ISSUERS

The Trust is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Trust’s portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Trust may invest for purposes of control. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Trust. Second, a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Trust’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and

Principal risks of the Trust

treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Trust’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Trust may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Trust invests, there is a potential risk of loss by the Trust of its entire investment in any particular investment.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Trust’s original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Adviser’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Trust and distributions by the Trust or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

The Investment Adviser on behalf of the Trust may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Trust does choose to join a committee, the Trust would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Trust would be successful in obtaining results most favorable to it in such proceedings, although the Trust may incur significant legal and other expenses in attempting to do so. As a result of participation by the Trust on such committees, the Trust may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Trust to liability to such other creditors who disagree with the Trust’s actions. Participation by the Trust on such committees may cause the Trust to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Trust an “insider” or an “underwriter” for purposes of the federal securities laws. Either circumstance will restrict the Trust’s ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

INSOLVENCY CONSIDERATIONS WITH RESPECT TO ISSUERS OF DEBT OBLIGATIONS

Various laws enacted for the protection of creditors may apply to the debt obligations held by the Trust. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or

Principal risks of the Trust

believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Trust) or from subsequent transferees of such payments (such as the investors in the Trust). To the extent that any such payments are recaptured from the Trust the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and, in any event, there can be no assurance as to whether any lending institution or other investor from which the Trust acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Trust.

LEVERAGE RISK

The Trust currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Trust. Insofar as the Trust continues to employ leverage in its investment operations, the Trust will be subject to substantial risks of loss.

The Trust currently leverages through borrowings from a credit facility. The Trust has entered into a revolving credit agreement with The Bank of Nova Scotia (“Scotia”) to borrow up to $300,000,000 (the “Loan Agreement”). Such borrowings constitute financial leverage. The Loan Agreement contains covenants that limits the Trust’s ability to, without the prior consent of Scotia: (i) pay dividends in certain circumstances, (ii) incur additional debt, (iii) change its investment objectives, policies and restrictions as set forth in the Trust’s prospectus in effect when the Loan Agreement became effective or (iv) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger

Principal risks of the Trust

or consolidation or sell, transfer or otherwise dispose of all or a substantial part of its assets. For instance, the Trust agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Loan Agreement became effective. Furthermore, the Trust may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the Investment Company Act. Such restrictions shall apply only so long as the Loan Agreement remains in effect. Any senior security representing indebtedness, as defined in Section 18(g) of the Investment Company Act, must have asset coverage of at least 300%.

In order to obtain and maintain the required ratings of loans from the Loan Agreement or another credit facility, the Trust must comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P or the credit facility, respectively. The Trust does not anticipate that such guidelines will have a material adverse effect on the Trust’s of common shareholders or its ability to achieve its investment objectives. Moody’s and S&P receive fees in connection with their ratings issuances.

Successful use of a leveraging strategy may depend on the Investment Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

COMMON STOCK RISK

The Trust may have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns. Therefore, the Trust’s exposure to common stocks could result in worse performance than would be the case had the Trust been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stock to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

DIVIDEND RISK

Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stock in which the Trust invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time

SMALL AND MID-CAP SECURITIES RISK

The Trust may invest in companies with small or medium-sized capitalizations. Securities issued by small and medium-sized companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a small or medium company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Small and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small or medium-sized company’s security price than is the case for a larger company. In addition, small or medium-sized company securities may not be well known to the investing public.

Principal risks of the Trust

NON-U.S. SECURITIES RISK

The Trust may invest up to 20% of its total assets in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign currency exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) high and volatile rates of inflation; (x) fluctuating interest rates; (xi) less publicly available information; and (xii) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.

EMERGING MARKETS RISK

The Trust may invest up to 20% of its total assets in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

FOREIGN CURRENCY RISK

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Trust, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as

Principal risks of the Trust

a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency.

INVESTMENTS IN UNSEASONED COMPANIES

The Trust may invest in the securities of less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.

INITIAL PUBLIC OFFERINGS RISK

The Trust may invest in shares of companies through initial public offerings (“IPOs”). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Trust. However, there is no assurance that the Trust will have access to profitable IPOs. The investment performance of the Trust during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Trust is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

SECURITIES LENDING RISK

The Trust may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although the Trust generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect

Principal risks of the Trust

correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Trust foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

EXCHANGE-LISTED OPTION RISKS

There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common shares, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common shares and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust’s capital appreciation potential on the underlying security.

Principal risks of the Trust

OVER-THE-COUNTER OPTION RISK

The Trust may write (sell) unlisted (“OTC” or “over-the-counter”) options. Options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid those securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

INDEX OPTION RISK

The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common shares in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

ASSET-BACKED SECURITIES RISK

Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

MORTGAGE-BACKED SECURITIES RISK

A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Principal risks of the Trust

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Trust’s mortgage-backed securities will result in an unforeseen loss of interest income to the Trust as the Trust may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

DERIVATIVES RISK

The Trust may engage in derivative transactions for hedging and speculative purposes or to enhance total return, including options, futures, swaps, foreign currency transactions and forward foreign currency contracts, currency swaps or options on currency and currency futures (“Derivative Transactions”). Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark currency or index at a fraction of the cost of investing in the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset. However, there are a number of other risks associated with derivatives trading, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The ability to successfully use Derivative Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Because many derivatives are “leveraged,” and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose the Trust to the possibility of a loss exceeding the original amount invested. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Trust for investment purposes.

To the extent that the Trust purchases options pursuant to a hedging strategy, the Trust will be subject to the following additional risks. If a put or call option purchased by the Trust is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Trust will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Trust might be unable to exercise an option it had purchased. If the Trust were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Principal risks of the Trust

MARKET RISK GENERALLY

The profitability of a significant portion of the Trust’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Investment Adviser will be able to predict accurately these price and interest rate movements. With respect to certain investment strategies the Trust utilizes, there is a high degree of market risk.

REINVESTMENT RISK

The Trust reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Trust receives upon the maturity or sale of a portfolio security.

TIMING RISK

Many agency, corporate and municipal bonds, and most mortgage-backed securities, contain a provision that allows the issuer to “call” all or part of the issue before the bond’s maturity date often after 5 or 10 years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, the Trust is exposed to reinvestment risk, i.e., the Trust may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

INFLATION RISK

Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Trust purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Trust is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred share issued by the Trust would likely increase, which would tend to further reduce returns to common shareholders.

ARBITRAGE RISKS

The Trust engages in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks, including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Investment Adviser will be able to hedge the Trust’s portfolio in the manner necessary to employ successfully the Trust’s strategy.

Principal risks of the Trust

SHORT SALES RISK

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Trust to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Trust may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Trust might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Trust that are not made “against the box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

RISKS OF INVESTING IN STRUCTURED FINANCE SECURITIES

A portion of the Trust’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Trust may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

RISKS OF INVESTING IN PREFERRED SECURITIES.

There are special risks associated with investing in preferred securities, including:

➢	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

➢	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

➢	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

➢	Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer’s

Principal risks of the Trust

board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

RISKS OF INVESTING IN SWAPS

Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Trust to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Trust may enter into credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.

RISKS OF INVESTING IN SYNTHETIC SECURITIES

With respect to synthetic securities the Trust will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Trust generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Trust will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Trust will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, an overabundance of synthetic securities with any one counterparty subjects the notes to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Adviser may not perform independent credit analyses of the counterparties or any entities guaranteeing such counterparties, individually or in the aggregate. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. There is no maximum amount of Trust’s assets that may be invested in synthetic securities.

TAX RISK

The Trust may invest in derivative instruments, such as swaps, and other instruments, in order to obtain investment exposure to its principal investment categories or for other purposes. The Trust intends only to invest in such instruments to an extent and in a manner consistent with the Trust’s qualification as a regulated investment company for federal income tax purposes. If the Trust were to fail to qualify as a regulated investment company in any year, then the Trust would be subject to federal (and state) income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). Trust income distributed to common shareholders would also be taxable to shareholders as ordinary dividend income to the extent attributable to the Trust’s earnings and profits. Accordingly, in such event, the Trust’s ability to achieve its investment objectives would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns.

Principal risks of the Trust

VALUATION RISK

Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

RISKS OF NON-DIVERSIFICATION AND OTHER FOCUSED STRATEGIES

While the Investment Adviser invests in a number of fixed-income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Trust’s portfolio, it is possible that a significant amount of the Trust’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries (but not to the extent of 25% of the Trust’s total assets) would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry. The focus of the Trust’s portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s portfolio were varied in its investments with respect to several investment strategies.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Adviser does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

RISKS OF INVESTING IN A TRUST WITH ANTI-TAKEOVER PROVISIONS

The Trust’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

KEY ADVISER PERSONNEL RISK

The Trust’s ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Trust from achieving its investment objectives.

Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

Management of the Trust

TRUSTEES AND OFFICERS

The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by Highland. There are five trustees of the Trust. Four of the trustees are not “interested persons” (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the Statement of Additional Information.

INVESTMENT ADVISER

Highland acts as the Trust’s investment adviser. Highland is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. As of September 30, 2007, the Investment Adviser managed approximately $38 billion in assets on behalf of investors around the world. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc. (“Strand”), of which Mr. Dondero is the sole stockholder. Messrs. Dondero and Okada have managed portfolios together since 1990.

Responsibilities.  The Investment Adviser provides the following services to the Trust: (i) furnishes an investment program for the Trust; (ii) determines, subject to the overall supervision and review of the board of trustees, the investments to be purchased, held, sold or exchanged by the Trust and the portion, if any, of the assets of the Trust to be held uninvested; (iii) makes changes in the investments of the Trust; and (iv) votes, exercises consents and exercises all other rights pertaining to such investments. Subject to the foregoing, the Investment Adviser, at its own expense, will have the authority to engage one or more sub-advisers in connection with the portfolio management of the Trust, which sub-advisers may be affiliates of the Investment Adviser; provided, however, that the Investment Adviser shall remain responsible to the Trust with respect to its duties and obligations set forth in the investment advisory agreement.

Compensation.  In return for its advisory services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 1.00% of the average weekly value of the Trust’s Managed Assets (the “Advisory Fee”). The accrued fees are payable monthly as promptly as possible after the end of each month during which the investment advisory agreement is in effect. The Investment Adviser may waive a portion of its fees. A discussion regarding the basis for the approval of the investment advisory agreement by the Trust’s board is available in the Trust’s report to shareholders for the period ending June 30, 2006.

Potential Conflicts of Interest.  Since the Trust employs leverage, the Investment Adviser will benefit because the Trust’s Managed Assets will increase with leverage. Furthermore, the Investment Adviser will also benefit to the extent that the Trust’s Managed Assets are derived from the reinvested collateral received on portfolio securities loaned.

In addition to the Advisory Fee of Highland, the Trust pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with Highland), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and reimbursement of actual expenses of the Investment Adviser or others for registration and maintenance of the Trust’s registrations with the Commission and other jurisdictions and taxes, if any.

Management of the Trust

ADMINISTRATOR/SUB-ADMINISTRATOR

Under an administration agreement dated June 29, 2006, Highland provides administration services to the Trust, provides executive and other personnel necessary to administer the Trust and furnishes office space. Highland receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Trust’s Managed Assets. The accrued fees are payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Highland may waive a portion of its fees. Under a separate sub-administration services agreement, dated June 29, 2006, Highland has delegated certain administrative functions to PFPC Inc., at an annual rate, payable by Highland, of 0.01% of the average weekly value of the Trust’s Managed Assets.

PORTFOLIO MANAGERS

The Trust’s portfolio managers are Kurtis Plumer, James Dondero and Mark Okada. Their investment decisions are not subject to the oversight, approval or ratification of a committee.

Kurtis Plumer, CFA. Mr. Plumer is a Senior Portfolio Manager and head of the Multi-Strategies group at Highland where he is responsible for managing the sourcing, investing and monitoring process. He has over 15 years of experience in distressed, high yield bond and leveraged loan products. Prior to joining Highland in 1999, Mr. Plumer was a distressed high yield bond trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a corporate finance banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank’s clients. Mr. Plumer earned a BBA in Economics and Finance from Baylor University and an MBA in Strategy and Finance from the Kellogg School at Northwestern University. Mr. Plumer is a Chartered Financial Analyst.

James Dondero, CFA, CPA, CMA. Mr. Dondero is a founder and President of Highland. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia, 1984 with degrees in Accounting and Finance. Mr. Dondero is a Certified Public Accountant, Chartered Financial Analyst and a Certified Management Accountant.

Mark Okada, CFA. Mr. Okada is Executive Vice President of Strand and the funds in the Highland Fund Complex. Mr. Okada is a founder and Chief Investment Officer of Highland and has served as Chief Investment Officer since 2000. From 1993 to 2000, Mr. Okada served as Executive Vice President of Highland. He is responsible for overseeing Highland’s investment activities for its various funds and has over 19 years of experience in the leveraged finance market. Formerly, Mr. Okada served as Manager of Fixed Income for Protective Life’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President for Hibernia National Bank, managing over $1 billion of high-yield bank loans. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui and is a Chartered Financial Analyst. Mr. Okada is also Chairman of the Board of Directors of Common Grace Ministries Inc.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Trust.

Net asset value

The net asset value of the common shares of the Trust is computed based upon the value of the Trust’s portfolio securities and other assets. Net asset value per common share is determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

VALUATIONS

The Trust uses the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the board of trustees:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Trust’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

(ii)  Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

(iii)  Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Trust will be included in the assets of the Trust, and the market value of such options shall be included as a liability.

(iv)  The Trust’s non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Trust’s board of trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Trust’s board of trustees.

When determining the fair value of an asset, the Investment Adviser seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations are based upon all available factors that the Investment Adviser deems relevant.

Distributions

Subject to market conditions, the Trust expects to declare dividend on the Trust’s common shares on a monthly basis. The Trust expects to declare a monthly distribution in January 2008. Such distribution will not be payable with respect to Shares that are issued pursuant to the Offer after the record date for such dividend. The Trust intends to pay any capital gain distributions annually.

Various factors will affect the level of the Trust’s current income and current gains, such as its asset mix and the Trust’s use of options. To permit the Trust to maintain more stable monthly dividends and annual distributions, the Trust may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular period may be more or less than the amount of income and gains actually earned by the Trust during the applicable period. Undistributed income and gains will add to the Trust’s net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from the Trust’s net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Trust or common shares of the Trust purchased in the open market in accordance with the Trust’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Trust’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Trust’s Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Dividend Reinvestment Plan.”

Dividend reinvestment plan

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for the common shares of the Trust will be automatically paid in the form of or, reinvested by PFPC Inc. (the “Plan Agent”), agent for shareholders in administering the Trust’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Trust. If you are a registered owner of common shares and elect not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PFPC Inc., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional shares of the Trust for you.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to

Dividend reinvestment plan

herein as “market premium”), the Trust will issue common shares, including fractions, to the participants in the amount of the dividend. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Tax Matters.” Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.

Dividend reinvestment plan

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.

Description of capital structure

COMMON SHARES

The Trust is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of March 10, 2006. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Trust currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

While the Trust has filed a registration statement to permit the Trust to offer additional shares from time to time, such registration statement has not been declared effective and the Trust has no present intention of offering any additional shares other than the Shares and common shares issued under the Trust’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Trust’s board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust’s outstanding voting securities.

Any additional offerings of common shares would result in current shareholders owning a smaller proportionate interest in the Trust than they owned prior to such offering to the extent that shareholders do not purchase sufficient shares in such offering to maintain their percentage interest. The Trust’s net asset value would be reduced immediately following an offering of the shares due to the costs of such offering, which will be borne entirely by the Trust. The sale of shares by the Trust (or the perception that such sales may occur) may have an adverse effect on prices of shares in the secondary market. An increase in the number of shares available may put downward pressure on the market price for shares. If the Trust were unable to invest the proceeds of an additional offering of shares as intended, the Trust’s per share distribution may decrease and the Trust may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

The Trust’s common shares are listed on the New York Stock Exchange under the symbol “HCF.” Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock

Description of capital structure

Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under “Repurchase of Common Shares.”

The following table provides information about the Trust’s outstanding shares as of November 30, 2007.

	Amount	Amount
Title of Class	Authorized	Outstanding

Common Shares	Unlimited	34,520,549

OTHER SHARES

The board of trustees (subject to applicable law and the Trust’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

CREDIT FACILITY

The Trust currently leverages through borrowings from a credit facility. The Trust has entered into a revolving credit agreement with The Bank of Nova Scotia (“Scotia”) to borrow up to $300,000,000 (the “Loan Agreement”). Such borrowings constitute financial leverage. The Loan Agreement contains covenants that limit the Trust’s ability to, without the prior consent of Scotia: (i) pay dividends in certain circumstances, (ii) incur additional debt, (iii) change its investment objectives, policies and restrictions as set forth in the Trust’s prospectus in effect when the Loan Agreement became effective or (iv) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial part of its assets. For instance, the Trust agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Loan Agreement became effective. Furthermore, the Trust may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the Investment Company Act. Such restrictions shall apply only so long as the Loan Agreement remains in effect. Any senior security representing indebtedness, as defined in Section 18(g) of the Investment Company Act, must have asset coverage of at least 300%. Debt incurred under the Loan Agreement will be considered a senior security for this purpose.

Market and net asset value information

The Trust’s common shares are listed on the NYSE under the symbol “HCF.” The Trust’s common shares commenced trading on the NYSE in June 2006 and thus have a limited trading history. The Trust cannot predict whether its shares will trade in the future at a premium or discount to net asset value. Issuance of additional common shares may have an adverse effect on prices in the secondary market for

Market and net asset value information

the Trust’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the shares.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Trust’s common shares on the NYSE, the corresponding net asset value per share on such dates and the corresponding premium/discount to net asset value per share on such dates. See “Net Asset Value” for information as to how the Trust’s net asset value is determined.

					Premium/(Discount) as a %
	Market price		Net asset value per share		of net asset value
Quarter	High	Low	High	Low	High	Low

2nd Quarter 2006*	20.60	20.18	19.07	19.06	8.02%	5.87%
3rd Quarter 2006	21.30	19.82	19.13	19.12	11.39%	3.62%
4th Quarter 2006	21.48	20.10	20.02	19.38	7.28%	3.69%
1st Quarter 2007	21.69	20.37	20.34	20.33	6.63%	0.18%
2nd Quarter 2007	21.14	19.80	20.53	20.45	2.97%	(3.18)%
3rd Quarter 2007	20.17	16.25	20.63	19.18	(2.23)%	(15.28)%

*	The Trust commenced operations on June 29, 2006

Anti-takeover provisions in the Agreement and Declaration of Trust

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office (for cause, and not without cause) by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust’s board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the

Anti-takeover provisions in the Agreement and Declaration of Trust assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Trust’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust’s investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Trust’s Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust’s Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Agreement and Declaration of Trust also provides that the Trust may be liquidated upon the approval of 80% of the trustees.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Trust’s Agreement and Declaration of Trust, on file with the Commission for the full text of these provisions.

Closed-end fund structure

The Trust is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value” (less a redemption fee, if applicable, or contingent deferred sales charge, if applicable). Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust’s board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust’s board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

Repurchase of common shares

Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust’s net asset value, general market and economic conditions and other factors beyond the control of the Trust. See “Net Asset Value.” Although the Trust’s common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust’s common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio and decreasing the asset coverage with respect to any borrowings. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

Tax matters

The following discussion summarizes certain U.S. federal income tax considerations affecting the Trust and its shareholders that are U.S. persons as defined for U.S. federal income tax purposes. For more information, please see the Statement of Additional Information under “Tax Matters.” Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences to you of an investment in the Trust.

The Trust intends to qualify annually as a regulated investment company under the Code. Accordingly, the Trust generally will not be subject to U.S. federal income tax on its net investment income and net realized capital gains that the Trust distributes to its shareholders. The Trust expects to pay its shareholders annually at least 90% of such income.

Distributions paid to both common and preferred shareholders by the Trust from its net realized long-term capital gains, if any, that the Trust designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Trust (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

In general, the Trust does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income, which is eligible for taxation at the rates applicable to long-term capital gains in the case of individual shareholders, or that a corporate shareholder will be able to claim a dividends received deduction with respect to any significant portion of Trust distributions.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Trust. Dividends and other distributions paid by the Trust are generally treated as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase common shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

If you sell or otherwise dispose of common shares of the Trust, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Trust and the amount you receive in exchange for such shares. If you hold your common shares as capital assets, any such gain or loss generally will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale.

The Trust may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a non-corporate shareholder who fails to provide the Trust (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the Internal Revenue Service (the “IRS”) that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

Tax matters

The discussions set forth herein and in the Statement of Additional Information do not constitute tax advice, and you are urged to consult your own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences to you of investing in the Trust.

Custodian and transfer agent

The custodian of the assets of the Trust will be PFPC Trust Company (8800 Tinicum Blvd., 4th Floor, Philadelphia, PA 19153; telephone (877) 665-1287). The custodian will perform custodial, fund accounting and portfolio accounting services. PFPC Inc. (301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287) will serve as the Trust’s transfer agent with respect to its common shares.

Legal opinions

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, and certain other legal matters will be passed on for the Dealer Manager by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.

Privacy principles of the Trust

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust’s Investment Adviser and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Page

Use of Proceeds	B-2
Investment Restrictions	B-2
Investment Policies and Techniques	B-3
Other Investment Policies and Techniques	B-13
Management of the Trust	B-16
Portfolio Transactions and Brokerage	B-23
Repurchase of Common Shares	B-23
Tax Matters	B-25
Experts	B-29
Additional Information	B-29
Financial Statements
Appendix A	A-1
Appendix B	B-1

Highland Credit Strategies Fund

11,535,615 Common Shares

Issuable Upon Exercise of Rights to
Subscribe for Such Shares

PROSPECTUS

UBS Investment Bank

December 17, 2007

Highland Credit Strategies Fund
Statement of Additional Information
     Highland Credit Strategies Fund (the “Trust”) is a non-diversified, closed-end management investment company registered under the Investment Company Act with limited operating history. This Statement of Additional Information registered under the Investment Company Act does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated December 17, 2007. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-877-665-1287. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.
This Statement of Additional Information is dated December 17, 2007

USE OF PROCEEDS
     Pending investment in securities that meet the Trust’s investment objectives and policies, the net proceeds of the Offer will be invested in short-term debt securities of the type described under “Investment Policies and Techniques — Short-Term Debt Securities.” We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust’s investment objectives and policies within approximately one to three months after the completion of the Offer.
INVESTMENT RESTRICTIONS
     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a “majority of the outstanding”(1) common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:
     (1) invest 25% or more of the value of its total assets in any single industry or group of industries;
     (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;
     (3) make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Trust’s total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Trust’s total assets;
     (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;
     (5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust’s ownership of such other assets; or
     (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.
     As currently relevant to the Trust, the Investment Company Act requires an asset coverage of 200% for a closed-end fund issuing preferred shares and 300% for a closed-end fund issuing borrowings exceeding 5% of the Trust’s assets (excluding temporary borrowings).
     The Trust will not engage in any activities described under investment restriction number 2 pursuant to which the lenders would be able to foreclose on more than 33 1/3% of the Trust’s total assets.

(1)	When used with respect to shares of the Trust, “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.
     The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees and without shareholder approval. The Trust may not:
(1)	make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust’s total assets and the Trust’s aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security; and

(2)	purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Advisory Fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.
     In addition, to comply with the federal tax requirements for qualification as a registered investment company, the Trust’s investments must meet certain diversification requirements. See “Tax Matters.”
     The percentage limitations applicable to the Trust’s portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment, except that the percentage limitation with respect to borrowing applies at all times, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.
INVESTMENT POLICIES AND TECHNIQUES
     The following information supplements the discussion of the Trust’s investment objectives, policies and techniques that are described in the prospectus.
Short-Term Debt Securities
(1) For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following: U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by

U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.
(3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. Highland monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Highland does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. Highland will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Equity Securities
     The Trust may invest in equity securities including preferred stocks, convertible securities, warrants and depository receipts.
     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
     Depository Receipts. The Trust may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.
Variable and Floating Rate Instruments
     The Trust may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Trust may invest in leveraged inverse floating rate debt instruments (“Inverse Floaters”). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Trust. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Trust to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Trust is not entitled to exercise its demand rights.
     With respect to purchasable variable and floating rate instruments, Highland will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Trust to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Trust is not entitled to exercise its demand rights, and the Trust could, for these or other reasons, suffer a loss, with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Trust involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Derivative Transactions and Risk Management
     Consistent with its investment objectives and policies set forth in the prospectus and in addition to its option strategy, the Trust may also enter into certain risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on Highland’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.
     Futures Contracts and Options on Futures Contracts. In connection with its Derivative Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide risk management and other portfolio management purposes.
     Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
     The Trust may engage in various forward currency contract strategies:
•	The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

•	The Trust may also use forward currency contracts to shift the Trust’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and Highland believes that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

•	The Trust may also purchase forward currency contracts to enhance income when Highland anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

•	The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

•	The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust’s existing investments are denominated.

•	The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if Highland anticipates that there will be a correlation between the two currencies.

•	The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

•	When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.
     Calls on Securities, Indices and Futures Contracts. In addition to its option strategy, in order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be “covered” as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.
     Puts on Securities, Indices and Futures Contracts. In addition to its option strategy, the Trust may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

     Interest Rate Transactions. Among the Derivative Transactions in which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
     The Trust may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are incurred into for good faith risk management purposes. Highland and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.
     Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.
     There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Highland is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if Highland is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.
     Below under “General Characteristics of Risks of Derivative Transactions” is further information about the characteristics, risks and possible benefits of Derivative Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Derivative Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by Highland; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.
     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Derivative Transactions. See “Tax Matters.”
General Characteristics and Risks of Derivative Transactions
     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Derivative Transactions. The Trust will engage in such activities in the Investment Adviser’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Derivative Transactions may give rise to taxable income.
Put and Call Options on Securities and Indices
     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-

the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.
     The Trust’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction.
     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.
Futures Contracts and Related Options
     Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.
     Limitations on Use of Futures and Options on Futures. The Trust’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust’s board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.
     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust’s obligations with respect to such instruments.
     Such Amounts Fluctuate as the Obligations Increase or Decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.
     Derivative Transactions Present Certain Risks. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Derivative Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Derivative Transactions will depend on the Investment Adviser’s and the sub-adviser’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce net asset value.
     Regulatory Considerations. The Trust has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

OTHER INVESTMENT POLICIES AND TECHNIQUES
Restricted and Illiquid Securities
     Certain of the Trust’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.
When-Issued and Forward Commitment Securities
     The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
Pay-In-Kind Bonds
     The Trust may invest in Pay-in-kind, or “PIK” bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Brady Bonds
     The Trust’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Trust may purchase have no or limited collateralization, and the Trust will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Trust may invest are likely to be acquired at a discount.
Mezzanine Investments
     The Trust may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Loan Participations and Assignments
     The Trust may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporation or foreign government and one or more financial institutions (“Lenders”). The Trust’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. Participations typically will result in the Trust having a contractual relationship only with the Lender not the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Trust and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Trust generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Trust will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Trust may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Trust will acquire Participations only if the Lender interpositioned between the Trust and the borrower is determined by Highland to be creditworthy. When the Trust purchases Assignments from Lenders, the Trust will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Trust as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.
     The Trust may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Trust anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Trust’s ability to dispose of particular Assignments or Participations when necessary to meet the Trust’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Trust to assign a value to those securities for purposes of valuing the Trust’s portfolio and calculating its net asset value.

Structured Investments
     The Trust may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Trust anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
     The Trust is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.
     Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Trust’s investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.
Project Loans
     The Trust may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.
Zero Coupons and Deferred Payment Obligations
     The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of Trust securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
     The Trust may invest in Deferred Payment Securities. Deferred Payment Securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred Payment Securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT OF THE TRUST
Trustees
     The board of trustees provides broad oversight over the operations and affairs of the Trust and protects the interests of shareholders. The board of trustees has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Trust’s business. The names and ages of the trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each trustee and other directorships or trusteeships they hold are shown below. The business address of the Trust, Highland and their board members and officers is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, unless otherwise specified below.

				Number of Portfolios in
		Term of Office and		Highland Fund Complex	Other
	Position	Length of Time	Principal Occupation(s)	Overseen by	Directorships/
Name and Age	with Trust	Served(1)	During Past Five Years	Trustee(2)	Trusteeships Held
INDEPENDENT TRUSTEES
Timothy Hui (Age 59)	Trustee	3 years and Trustee since May 19, 2006	Dean of Educational Resources since July 2006; Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004, Philadelphia Biblical University.	10	None

Scott Kavanaugh (Age 46)	Trustee	3 years and Trustee since May 19, 2006	Private Investor since February 2004. Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President. Director and CAO, Commercial Capital Bank, January 2000to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	10	None

James F. Leary (Age 77)	Trustee	3 years and Trustee since May 19, 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	10	Board Member of Capstone Group of Funds (7 portfolios).

				Number of Portfolios in
		Term of Office and		Highland Fund Complex	Other
	Position	Length of Time	Principal Occupation(s)	Overseen by	Directorships/
Name and Age	with Trust	Served(1)	During Past Five Years	Trustee(2)	Trusteeships Held
Bryan A. Ward (Age 52)	Trustee	3 years and Trustee since May 19, 2006	Senior Manager since January 2002 and Special Projects Advisor, Accenture, LLP (consulting firm) with focus on the oil and gas industry, from September 1998 to December 2001.	10	None

INTERESTED TRUSTEE
R. Joseph Dougherty (Age 37)	Trustee and Chairman of the Board	3 years and Trustee since March 10, 2006	Senior Portfolio Manager of the Investment Adviser since 2000. Director and Senior Vice President of the funds in the Highland Fund Complex.	10	None
OFFICERS

		Term of Office and	Principal Occupation(s) During
Name and Age	Position with Trust	Length of Time Served	Past Five Years
James D. Dondero (Age 45)	Chief Executive Officer and President	Indefinite Term and Officer since May 19, 2006	President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Investment Adviser. President of the funds in the Highland Fund Complex.

Mark Okada (Age 45)	Executive Vice President	Indefinite Term and Officer since May 19, 2006	Executive Vice President of Strand and the funds in the Highland Fund Complex.

M. Jason Blackburn (Age 31)	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary	Indefinite Term and Officer since May 19, 2006	Assistant Controller of the Investment Adviser since November 2001. Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 38)	Chief Compliance Officer	Indefinite Term and Officer since May 19, 2006	General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007. Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, from January 2007 to June 2007. Partner from January 2003 to January 2007 and Associate from 1995 to 2002 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees with which he serves. Messrs. Leary and Ward, as Class I Trustees, were re-elected in 2007; Messrs. Hui and Kavanaugh, as Class II Trustees, are expected to stand for re-election in 2008; and Mr. Dougherty, the sole Class III Trustee, is expected to stand for re-election in 2009.

(2)	The Highland Fund Complex consists of all of the registered investment companies advised by Highland as of the date of this Statement of Additional Information. In addition, each of the Trustees oversees Highland Distressed Opportunities Fund, Inc., a closed-end company that has filed an election to be regulated as a business development company under the Investment Company Act.

Compensation of Trustees
     The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the Highland organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust’s calendar year ending December 31, 2007.

		Total Compensation from
	Aggregate	the Trust
	Compensation	and Highland Fund
	from the Trust	Complex(1)
Name of Independent Trustees
Timothy K. Hui	$7,500	$97,500
Scott F. Kavanaugh	$7,500	$97,500
James F. Leary	$7,500	$97,500
Bryan A. Ward	$7,500	$97,500

(1)	Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2007 from the registered investment companies advised by Highland.
Share Ownership
     The following table shows the dollar range of equity securities beneficially owned by the Trust’s trustees in the Trust and the aggregate dollar range of equity securities owned by the Trust’s trustees in all funds overseen by the trustee in the Highland Fund Complex as of December 31, 2006.

		Aggregate Dollar Range
		of Equity Securities
		Overseen by Trustees
	Dollar Range of Equity	in the Family of
	Securities in the	Registered Investment
	Trust	Companies
Name of Trustee
Interested Trustee
R. Joseph Dougherty	$0	$100,001 – 500,000
Independent Trustees
Timothy K. Hui	$0	$1 – 10,0000
Scott F. Kavanaugh	$0	$50,001 – 100,000
James F. Leary	$0	$10,001 – 50,000
Bryan A. Ward	$0	$1 – 10,000
Committees
     In connection with the board of trustees’ responsibility for the overall management and supervision of the Trust’s affairs, the trustees meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. To fulfill these duties, the Trust has four committees: an Audit Committee, a Nominating Committee, a Litigation Committee and a Qualified Legal Compliance Committee.
     The Audit Committee consists of Timothy Hui, Scott Kavanaugh, James Leary and Bryan Ward. The Audit Committee acts according to the Audit Committee charter. Scott Kavanaugh has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (ii) providing assistance to the board of trustees of the Trust in connection with its oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The board of trustees of the Trust has determined that the Trust has one audit committee financial expert serving on its Audit Committee, Mr. Leary, who is independent for the purpose of the definition of audit committee financial expert as applicable to the Trust. The Audit Committee met three times during the last fiscal year.
     The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate trustees. The Nominating Committee considers recommendations for nominees from shareholders sent to the Secretary of the Trust, Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee did not meet during its first full fiscal year of operation.
     The Litigation Committee’s function is to seek to address any potential conflicts of interest between or among the Trust and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Investment Adviser or another client of the Investment Adviser. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee did not meet during its first full fiscal year of operation.
     The Qualified Legal Compliance Committee (the “QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the Commission on behalf of the Trust. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during its first full fiscal year of operation.
Proxy Voting Policies and Procedures
     The board of trustees of the Trust has delegated the voting of proxies for Trust securities to Highland pursuant to Highland’s proxy voting policies and procedures. Under these policies and procedures, Highland will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of Highland’s proxy voting policies and procedures is attached as Appendix B to this Statement of Additional Information. The Trust’s proxy voting record for the most recent 12-month period ending June 30 is available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Commission’s web site (http://www.sec.gov).
Codes of Ethics
     The Trust and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Administration Services
     Pursuant to the Trust’s administration services agreement, Highland performs the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary Trust statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Trust’s federal and state tax returns; prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant 1099 calculations; (iv) coordinate contractual relationships and communications between the Trust and its contractual service providers; (v) coordinate printing of the

Trust’s annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements; (viii) monitor the Trust’s compliance with Internal Revenue Code, Commission and prospectus requirements; (ix) prepare, coordinate with the Trust’s counsel and coordinate the filing with the Commission: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Trust, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the Investment Company Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders; (xi) assist in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies for the Trust in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the Investment Company Act as such bond and policies are approved by the Trust’s board of trustees; (xii) monitor the Trust’s assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and distribution of board materials; (xv) attend board meetings and draft minutes thereof; (xvi) maintain the Trust’s calendar to assure compliance with various filing and board approval deadlines; (xvii) furnish the Trust office space in the offices of Highland, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Trust; (xviii) assist the Trust in the handling of SEC examinations and responses thereto; (xix) perform clerical, bookkeeping and all other administrative services not provided by the Trust’s other service providers; (xx) determine or oversee the determination and publication of the Trust’s net asset value in accordance with the Trust’s policy as adopted from time to time by the Board of Trustees; (xxi) oversee the maintenance by the Trust’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Trust as required under Rule 31a-1(b)(2)(iv) of the Investment Company Act and maintain (or oversee maintenance by such other persons as approved by the board of trustees) such other books and records required by law or for the proper operation of the Trust; (xxii) prepare such information and reports as may be required by any stock exchange or exchanges on which the Trust’s shares are listed; (xxiii) determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust’s dividend reinvestment plan; (xxiv) serve as liaison between the Trust and each of its service providers; and (xxv) perform such additional administrative duties relating to the administration of the Trust as may subsequently be agreed upon in writing between the Trust and Highland. Highland shall have the authority to engage a sub-administrator in connection with the administrative services of the Trust, which sub-administrator may be an affiliate of Highland; provided, however, that Highland shall remain responsible to the Trust with respect to its duties and obligations set forth in the administration services agreement.
Portfolio Managers
     The portfolio managers of the Trust are Kurtis Plumer, James Dondero and Mark Okada.
     As of October 31, 2007, Kurtis Plumer managed the following client accounts:

			Number of	Assets
			Accounts	Subject to a
		Assets of	Subject to a	Performance
	Number of	Accounts	Performance	Fee
Type of Account	Accounts	(in millions)	Fee	(in millions)
Registered Investment Companies	2	$978	1	$87
Other Pooled Investment Vehicles	5	$2,532	3	$1,947
Other Accounts	—	—	—	—

     As of October 31, 2007, James Dondero managed the following client accounts:

			Number of	Assets
			Accounts	Subject to a
		Assets of	Subject to a	Performance
	Number of	Accounts	Performance	Fee
Type of Account	Accounts	(in millions)	Fee	(in millions)
Registered Investment Companies	4	$1,387	2	$463
Other Pooled Investment Vehicles	10	$6,282	9	$6,277
Other Accounts	—	—	—	—
     As of October 31, 2007, Mark Okada managed the following client accounts:

			Number of	Assets
			Accounts	Subject to a
		Assets of	Subject to a	Performance
	Number of	Accounts	Performance	Fee
Type of Account	Accounts	(in millions)	Fee	(in millions)
Registered Investment Companies	14	$9,107	—	—
Other Pooled Investment Vehicles	28	$18,058	23	$16,457
Other Accounts	—	—	—	—
     The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Trust, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Investment Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, the Investment Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Investment Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Trust. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Trust and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Trust and such other clients or may involve a rotation of opportunities among the Trust and such other clients.
     While the Investment Adviser does not believe there will be frequent conflicts of interest, if any, the Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser’s fiduciary obligations to the Trust and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Trust and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the Investment Company Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Trust. Not all conflicts of interest can be expected to be resolved in favor of the Trust.
     Under current Commission regulations, the Trust may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Adviser in certain private placements in which the Investment Adviser negotiates non-pricing terms. The Trust intends to file for exemptive relief from the Commission to enable it to co-invest with other unregistered funds managed by the Investment Adviser.
Compensation
     The Investment Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers’ underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Investment Adviser such as Option It Plan and the Long-Term Incentive Plan.
     Base Compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.
     Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:
•	Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of the Highland.

•	Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland through the use of Long-Term Incentive Units.

     Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.
Securities Ownership of Portfolio Managers
     As of October 31, 2007, Mr. Dondero and Mr. Okada owned between $50,001 - $100,000 and over $100,000 of the Trust’s common shares, respectively.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     In placing portfolio transactions for the Trust, the Investment Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Investment Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Investment Adviser may be a party. Neither the Trust nor the Investment Adviser has adopted a formula for allocation of the Trust’s investment transaction business. The Investment Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Trust than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Investment Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust’s board of trustees from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Investment Adviser in connection with its services to other clients.
     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
REPURCHASE OF COMMON SHARES
     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust’s board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
     Notwithstanding the foregoing, at any time when there are outstanding borrowings, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued preferred shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Trust’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.
     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust’s board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board’s present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust’s status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust’s investment objectives and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.
     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust’s shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     Before deciding whether to take any action if the common shares trade below net asset value, the Trust’s board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust’s portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust’s shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

TAX MATTERS
     The following discussion summarizes certain U.S. federal income tax considerations affecting the Trust and the purchase, ownership and disposition of the Trust’s common and preferred shares by shareholders that are U.S. persons, as defined for U.S. federal income tax purposes. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Trust and its shareholders (including non-U.S. Shareholders owning large positions in the Trust and others subject to special treatment under U.S. federal income tax law).
     The discussions set forth herein and in the prospectus do not constitute tax advice, and you are urged to consult with your own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences to you of investing in the Trust.
Taxation of the Trust
     The Trust intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Trust must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:
     (i) The Trust must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code).
     (ii) The Trust must diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of: (I) any one issuer, (II) any two or more issuers that the Trust controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).
     As a regulated investment company, the Trust generally will not be subject to U.S. federal income tax on income and gains that the Trust distributes to its shareholders, provided that it distributes each taxable year at least the sum of: (i) 90% of the Trust’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Trust’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute substantially all of such income each year. The Trust will be subject to U.S. federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

     The Code imposes a 4% nondeductible excise tax on the Trust to the extent the Trust does not distribute by the end of any calendar year at least the sum of: (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     If, for any taxable year, the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Trust’s current or accumulated earnings and profits. Provided that shareholders satisfy certain holding period and other requirements with respect to their common shares, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of shareholders taxed as corporations. The Trust may be required to recognize unrealized gains, pay taxes and make distributions (which may be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Trust fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Trust fails to qualify as a regulated investment company for a period greater than one taxable year, the Trust may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Trust had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.
Taxation of the Trust’s Investments
     Certain of the Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed, long-term capital gain into higher-taxed, short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Trust to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stocks or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions or (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Trust intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities or borrow money to mitigate the effect of these provisions and prevent disqualification of the Trust as a regulated investment company.
     If the Trust purchases shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), the Trust may be subject to U.S. federal income tax on a portion of any

“excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on the Trust in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Trust to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income.
     If the Trust invests in the shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Trust, such as investments in debt securities that have original issue discount, the Trust could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Trust and therefore would be subject to the distribution requirements of the Code. This might prevent the Trust from distributing 90% of its net investment income as is required in order to avoid Trust-level U.S. federal income taxation on all of its income, or might prevent the Trust from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Trust may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.
     Dividend, interest and other income received by the Trust from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Trust does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Trust will reduce the return from the Trust’s investments.
Taxation of Shareholders
     The Trust will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom: (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.
     Distributions paid to you by the Trust from its net realized long-term capital gains, if any, that the Trust designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Trust (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. The Trust does not expect that a corporate shareholder will be able to claim a dividends received deduction with respect to any significant portion of the Trust distributions.
     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Trust generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Trust, (ii) the Trust satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Trust as qualified dividend income; however, the Trust does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income.
     Any distributions that you receive that are in excess of the Trust’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Trust distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.
     For holders of common shares that participate in the Trust’s Automatic Dividend Reinvestment Plan, dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Trust. Dividends and other distributions paid by the Trust are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.
     The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase common shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.
     The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.
     If you sell or otherwise dispose of common shares of the Trust, you will generally recognize a gain or loss in an amount equal to the difference between your adjusted tax basis in such common shares of the Trust and the amount you receive upon disposition of such common shares. If you hold your common shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.
     Current U.S. federal income tax laws tax both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter, unless changed by future legislation).

     Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisors.
     The Trust may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Trust (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
EXPERTS
     PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201, provides accounting and auditing services to the Trust.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.
FINANCIAL STATEMENTS
     The Trust’s financial statements appearing in the Trust’s annual shareholder report for the period ended December 31, 2006 are incorporated by reference in this Statement of Additional Information and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Trust. The Trust’s unaudited financial statements appearing in the Trust’s semi-annual shareholder report for the period ended June 30, 2007 are incorporated by reference in this Statement of Additional Information. The annual and semi-annual (unaudited) shareholder reports are available upon request and without charge by writing to the Trust at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 or by calling (877) 665-1287.

APPENDIX A
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper, are considered short-term. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
     Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
AAA
     An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
     An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
     An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
     An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
     Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
     An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
     An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
     An obligation rated “CC” is currently highly vulnerable to nonpayment.
C
     A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
     An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (–)
     The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR
     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings

     A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
     A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
     A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1
     A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
     A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3
     A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
     A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
     A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Active Qualifiers (Currently applied and/or outstanding)
i
     This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L
     Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

P
     This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi
     Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
pr
     The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Preliminary
     Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor ‘s reserves the right not to issue a final rating.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
t
     This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)
*
     This symbol indicated continuance of the ratings is contingent upon Standard & Poor ‘s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c
     This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.
q
     A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r
     The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
     Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Long-Term Obligation Ratings
     Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Moody’s Long-Term Rating Definitions:
Aaa
     Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
     Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
     Obligations rated A are considered upper medium-grade and are subject to low credit risk.

Baa
     Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
     Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
     Obligations rated B are considered speculative and are subject to high credit risk.
Caa
     Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
     Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
     Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Medium-Term Note Ratings
     Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:
•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal

•	Notes containing any provision that could obligate the investor to make any additional payments

•	Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.
     For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.
     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Short-Term Ratings:
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

B-1

HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
     1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
          2.1 Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.
          2.2 Voting.
               2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.
               2.2.2 If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.
          2.3 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.
     2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.

B-2

     2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.
          2.4 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
          2.5 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
          2.6 Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.
3. Conflicts of Interest
     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

B-3

     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping and Retention
     4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3 Records of each vote cast by the Company on behalf of Clients.
     4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

B-4

     4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
     4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.

B-5